UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2006

Date of reporting period:	June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

Wanger U.S. Smaller Companies

2006 Semiannual Report

  Wanger U.S. Smaller Companies

  2006 Semiannual Report

1	Understanding Your Expenses

2	Understanding Our Investment Style

4	Performance Review

6	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

19	Management Fee Evaluation of the Senior Officer

24	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small-cap equity managers in the United States with more than 30 years of small- and mid-cap investment experience. Columbia WAM manages more than $30 billion in equities and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advises institutional and mutual fund portfolios. Columbia WAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

For more complete information about our funds, including the Columbia Acorn Funds, our fees, risks associated with investing, or expenses, call 1-888-4-WANGER for a prospectus. Read it carefully before you invest or send money. This report is not an offer of the shares of the Columbia Acorn Fund Family.

The discussion in the report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice and the portfolio managers may alter a fund's portfolio holdings based on these views and the fund's circumstances at that time.

Wanger U.S. Smaller Companies 2006 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing the Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2006 – June 30, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger U.S. Smaller Companies	1,000.00	1,000.00	1,019.98	1,020.13	4.71	4.71	0.94

*For the six months ended June 30, 2006.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger U.S. Smaller Companies 2006 Semiannual Report

Understanding Our Investment Style

Why Small and Mid Caps?

Our mission is simple: Invest in good quality, reasonably priced smaller companies that have growth potential and competitive advantages, and hold on to them. We like small companies because they are generally less complicated. Big companies typically have lots of divisions, while most small companies have one division. An added benefit is that sometimes these small companies are undiscovered, which may mean they are undervalued and a potentially good investment. Managers of small companies tend to focus on customers and are acutely aware of competitors. Small-cap stocks are often exciting businesses run by accessible managers, so in addition to the above virtues, they are fun for us to follow.

Though we like small-caps, we don't force sales of successful stocks simply because they appreciated beyond some arbitrary small-cap definition (other small-cap managers may sell at $2 billion capitalizations, for example). The funds we manage could not make strong gains if we simply sold due to size. We let our winners run.

While style classifications can be helpful, we are not style purists. For example, small-cap stocks have outperformed large caps for more than five years, and we think on average they are no longer cheap based on historical valuation. Our analysts have been finding more value among mid-cap names that have the same attributes we like in small caps.

Why Growth-at-a-Reasonable-Price?

At Columbia Wanger Asset Management, we define growth investing styles using the terms Hard Core Value, Growth-at-a-Reasonable-Price (GARP) and Momentum. These terms help define the different ways that an investor can look for returns.

Hard Core Value investors usually buy very cheap stocks, as measured by comparing the stock valuation to the underlying asset values. While this strategy works for a number of competitors who are very good at it, Hard Core Value is not for us. We believe that too often the stocks are very cheap because the underlying businesses are lousy. Successful investing in Hard Core Value largely depends on predicting (or hastening) events such as takeovers, spinouts or turnarounds. Until such an event occurs the stock may be a diminishing asset.

In implementing our Growth-at-a-Reasonable-Price style, our 21 analysts first search for good, growing businesses. We view what we do as investing in companies rather than stocks, and we try to analyze companies as if we were buying the whole business rather than just a fraction of ownership. We define "good, growing businesses" as companies that have sustainable competitive advantages, fine managements, growing markets, and opportunities for market-share gains. Once we've found a good business that has been growing, we follow the company closely and determine if it sells at what we believe is a "reasonable price."

A stock is at a reasonable price if it sells at (or hopefully below) what we believe is its true value. Most growth companies ("growth stock" is a misnomer) are valued by the market based on price-to-earnings (PE) ratios, and comparisons between growth companies are often based on PE-to-growth (PEG) ratios. While that approach makes theoretical sense, reported earnings are often poor measures of underlying economic profits. For example, the costs of employee stock options were not required to be an accounting expense until 2006, so underlying earnings of many companies were overstated. In other cases, companies may have higher free cash flows than suggested by reported earnings. We ask our analysts to look beyond reported earnings and adjust for many factors when using PE ratios or related dividend discount model valuations. Our analysts also use value discipline techniques, calculating potential sell-out or break-up values, when it is appropriate to do so.

Often we determine that the stock of a good business that has been growing is not selling at a reasonable price. In those cases we wait—and there have been times that we've waited for years. If valuation is borderline, we can purchase an initial small position and later increase the position or sell the stock depending on fundamentals or valuation. Valuation matters because it enables our shareholders to potentially benefit in two ways: (1) from growth of the underlying business and (2) from growth of a valuation multiplier, such as a PE ratio.

The remaining growth style definition is Momentum. Momentum players (I hesitate to say "investors") look for stocks that have been rising, along with fast earnings growth, and preferably earnings estimate increases. Many Momentum players completely ignore valuation. (Economists label luxury goods as those where demand rises when prices increase, so momentum players are the ultimate luxury goods buyers!) Because Momentum players buy at any price when earnings are good and often sell at any price when earnings are disappointing, we often like to sell our winners to them and sometimes buy their losers—at our dream prices. Momentum can work, especially in bubbles, but it's not for us. It's too far from our mission of investing in good businesses and targeting rational returns.

Just as individual stocks can graduate from small to mid to large caps, they can also move from Hard Core Value to Growth-at-a-Reasonable-Price and then to Momentum. We love to buy stocks in companies not yet recognized as growth businesses. If we can

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Wanger U.S. Smaller Companies 2006 Semiannual Report

find good companies that we believe are mistakenly priced at Hard Core Value levels, even better. Often our best performing stocks were those that were undiscovered when we bought them, and as they grew, became investor favorites because of their strong business models. We are often challenged (in a good way) when stocks rise to Momentum valuations. The challenge then becomes when to sell. We try to resist significant selling unless we think fundamentals will deteriorate or valuations are entirely inappropriate vs. fundamentals.

Having a sensible investment style is very useful, but it is not enough for long-term success. Other factors, such as our process and the people who make up our investment team, will be discussed in future columns.

Charles P. McQuaid

President and Chief Investment Officer

Columbia Wanger Asset Management, L.P.

The views expressed in "Understanding Our Investment Style" are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisors Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Wanger Advisors Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Mid- and small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

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Wanger U.S. Smaller Companies 2006 Semiannual Report

Performance Review Wanger U.S. Smaller Companies

Robert A. Mohn

Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates call 1-888-4-WANGER.

Wanger U.S. Smaller Companies ended the six months up 2.00% (without insurance charges) vs. an 8.21% gain for the Russell 2000 Index. At the end of 2005, Fund returns were well ahead of the index, but market conditions so far in 2006 have provided a headwind to Fund performance. Historically, we have done well in strong markets coming up from the bottom. Alternately, we tend to lag when more speculative stocks spike up in a fully-valued market. That was the market condition the Fund faced going into 2006. The Fund was underrepresented in high-octane names, particularly in the technology and metals sectors and therefore did not get the full benefit of a first quarter surge in small caps. In the final three months of the period, small caps pulled back drastically and the Fund and index were both down over 4.50%.

Eight of the Fund's stocks received takeover offers during the six month period. Two stocks that were impacted, Serologicals and Western Gas Resources, were fairly sizeable positions in the Fund and contributed positively to Fund returns as the stocks bounced on the acquisition news. Serologicals, a producer of biological products and solutions, gained 59% for the six months. Western Gas Resources, a coal seam gas producer and processor, increased 27% year-to-date through June 30.

Other winners for the half year included FMC Technologies, up 57%. FMC makes deep-water oil and gas production systems and has been enjoying robust demand for its products as offshore drilling activity has increased. Genlyte Group, a maker of commercial lighting fixtures, gained 35% for the annual period thanks to improving demand for its product from commercial developers and strong earnings gains. Time Warner Telecom, a provider of fiber-optic data and telephone services, was up 50% for the six months as revenue growth accelerated. Crown Castle International, an owner of cellular communication towers, gained 28% for the half year. Its business has been booming as cellular phone companies grab for more wireless capacity in order to beam internet sites, TV shows and other fun stuff to your cell phone.

Other big percentage winners included Vaalco Energy, an oil and gas producer, up 130% for the half year on higher energy prices. While several Fund retail stocks faltered in the period, Christopher & Banks was the exception. Up 55% for the six months, Christopher & Banks experienced a turnaround as new merchandise was positively received and same-store sales flipped from negative to positive.

On the downside, Neurocrine Biosciences' stock collapsed when the FDA withheld full approval for the high dosage of its sleep medication Indiplon. We sold out of the stock, taking a 65% loss for the six months. Interestingly enough, Neurocrine stock fell an additional 50% after we got out. As mentioned, several retail names were down in the Fund. Chico's FAS, a women's specialty retailer, fell 41% in the half year as new merchandise failed to move and sales came in short. Oxford Industries, a maker of branded and private label apparel, fell 28% for the six months on disappointing sales in its menswear lines.

Two technology names, Avid Technology and CNET Networks also hurt Fund performance. Avid suffered indigestion from an acquisition it made last year and announced delays in new product upgrades. The stock was off 40% for the six months. CNET Networks, a provider of software product reviews and niche technology websites, was off 46% for the half year. CNET's business is driven by new product launches, and two highly anticipated product launches, Microsoft's Vista and Sony's PlayStation 3, were tardy.

The second quarter's pull back in small-cap stocks allowed us to add to positions in fast-growing stocks whose prices fell within our valuation criteria. We continue to take advantage of the many opportunities today's volatile markets offer.

Wanger U.S. Smaller Companies is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Serologicals, 0.9%; Western Gas Resources, 1.1%; FMC Technologies, 2.0%; Genlyte Group, 2.0%; Time Warner Telecom, 1.2%; Crown Castle International, 1.1%; Vaalco Energy, 0.3%; Christopher & Banks, 0.7%; Neurocrine Biosciences, 0.0%; Chico's FAS, 0.7%; Oxford Industries, 1.0%; Avid Technology, 1.8%; CNET Networks, 0.7%.

See next page for index definitions.

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Wanger U.S. Smaller Companies 2006 Semiannual Report

Growth of a $10,000 Investment in
Wanger U.S. Smaller Companies

Total return for each period,
May 3, 1995 (inception date) through June 30, 2006

This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3, 1995 (the date the Fund began operations) through June 30, 2006, with the Russell 2000. Dividends and capital gains are reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For monthly performance updates, please contact us at 1-888-4-WANGER.

Results as of June 30, 2006

	2nd quarter	Year-to-date	1 year
Wanger U.S. Smaller Companies	-4.58%	2.00%	9.80%
Russell 2000	-5.02	8.21	14.58
S&P MidCap 400	-3.14	4.24	12.98
S&P 500	-1.44	2.71	8.63

NAV as of 6/30/06: $34.38

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a % of net assets, as of 6/30/06

Information	29.6%
Consumer Goods & Services	18.3
Industrial Goods	11.9
Energy/Minerals	11.6
Health Care	10.6

Top 10 Holdings

As a % of net assets, as of 6/30/06

1. ITT Educational Services Post-secondary Degree Programs	3.9%
2. FMC Technologies Oil & Gas Well Head Manufacturer	2.0
3. Genlyte Group Commercial Lighting Fixtures	2.0
4. Lincare Holdings Home Health Care Services	2.0
5. AmeriCredit Auto Lending	1.9
6. Avid Technology Digital Nonlinear Editing Software & Systems	1.8
7. Alltel Cellular & Wireline Telephone Services	1.7
8. Esco Technologies Automatic Electric Meter Readers	1.6
9. Global Payments Credit Card Processor	1.5
10. Tellabs Telecommunications Equipment	1.5

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Wanger U.S. Smaller Companies 2006 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Common Stocks – 91.2%
	Information Group – 29.6%
	Business Software – 7.8%
874,900	Avid Technology (b) Digital Nonlinear Editing Software & Systems	$29,160,417
668,437	Kronos (b) Labor Management Solutions	24,204,104
535,800	Micros Systems (b) Information Systems for Restaurants & Hotels	23,403,744
2,280,000	Novell (b) Directory, Operating System & Identity Management Software	15,116,400
580,000	JDA Software Group (b) Application/Software & Services for Retailers	8,137,400
330,800	SSA Global Technologies (b) Enterprise Resource Planning Software	6,410,904
304,000	Concur Technologies (b) Web Enabled Cost & Expense Management Software	4,702,880
192,000	Progress Software (b) Application Development Software	4,494,720
327,200	Parametric Technology (b) Engineering Software & Services	4,158,712
279,100	webMethods (b) Enterprise Applications Integration Tools	2,754,717
820,000	Indus International (b) Enterprise Asset Management Software	2,345,200
51,300	MRO Software (b) Enterprise Maintenance Software	1,029,591
47,400	Witness Systems (b) Customer Experience Management Software	956,058
		126,874,847
	Mobile Communications – 5.0%
435,192	Alltel Cellular & Wireline Telephone Services	27,778,305
640,000	American Tower (b) Communications Towers in USA & Mexico	19,916,800
495,000	Crown Castle International (b) Communications Towers	17,097,300
2,033,000	Dobson Communications (b) Rural & Small City Cellular Telephone Services	15,715,090
100,000	Openwave Systems (b) Internet Software for Mobile Devices	1,154,000
		81,661,495

Number of Shares		Value
	Financial Processors – 2.5%
516,880	Global Payments (b) Credit Card Processor	$25,094,524
321,000	SEI Investments Mutual Fund Administration & Investment Management	15,690,480
		40,785,004
	Computer Hardware and Related Equipment – 2.4%
1,155,000	Symbol Technologies Mobile Computers & Barcode Scanners	12,462,450
122,800	Amphenol Electronic Connectors	6,871,888
206,400	Nice Systems (Israel) (b) Audio & Video Recording Solutions	5,808,096
81,600	Rogers (b) PCB Laminates & High-performance Foams	4,597,344
415,800	Seachange International (b) Systems for Video On Demand & Ad Insertion	2,893,968
120,000	Intermec (b) Bar Code & Wireless LAN Systems	2,752,800
90,000	Netgear (b) Networking Products for Small Business & Home	1,948,500
50,000	Avocent (b) Computer Control Switches	1,312,500
301,205	SensAble Technologies Series C Pfd. (b) (c) Sensory Devices for Computer Based Sculpting	3
1,581,292	SensAble Technologies (b) (c) Sensory Devices for Computer Based Sculpting	16
		38,647,565
	Business Information and Marketing Services – 1.7%
485,000	Ceridian (b) HR Services & Payment Processing	11,853,400
443,200	Navigant Consulting (b) Financial Consulting Firm	10,038,480
65,000	Getty Images (b) Photographs for Publications & Electronic Media	4,128,150
170,000	InfoUSA (b) Business Data for Sales Leads	1,752,700
		27,772,730

See accompanying notes to financial statements.

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Wanger U.S. Smaller Companies 2006 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Telecommunications Equipment – 1.7%
1,830,000	Tellabs (b) Telecommunications Equipment	$24,357,300
210,000	Andrew (b) Wireless Infrastructure Equipment	1,860,600
100,000	Symmetricom (b) Network Timing & Synchronization Devices	707,000
		26,924,900
	Internet Related – 1.3%
1,420,000	CNET Networks (b) Internet Advertising on Niche Websites	11,331,600
530,000	Valueclick (b) Internet Advertising	8,135,500
310,000	SkillSoft (b) Web-based Learning Solutions (E-Learning)	1,897,200
		21,364,300
	Telephone Services – 1.3%
1,291,000	Time Warner Telecom (b) Fiber Optic Telephone/Data Service Provider	19,171,350
65,000	Commonwealth Telephone Rural Phone Franchises & Competing Telco	2,155,400
		21,326,750
	Semiconductors and Related Equipment – 1.1%
615,500	Integrated Device Technology (b) Communications Semiconductors	8,727,790
670,000	Entegris (b) Semiconductor Wafer Shipping & Handling Products	6,385,100
70,000	Littelfuse (b) Little Fuses	2,406,600
125,900	IXYS (b) Power Semiconductors	1,208,640
		18,728,130
	CATV – 1.0%
740,000	Discovery Holding (b) CATV Programming	10,826,200
1,780,000	Gemstar-TV Guide International (b) TV Program Guides & CATV Programming	6,265,600
		17,091,800

Number of Shares		Value
	Instrumentation – 0.9%
145,000	Mettler Toledo International (b) Laboratory Equipment	$8,782,650
125,000	Trimble Navigation (b) GPS-based Instruments	5,580,000
		14,362,650
	Radio – 0.8%
561,900	Salem Communications (b) Radio Stations for Religious Programming	7,310,319
260,000	Cumulus Media (b) Radio Stations in Small Cities	2,774,200
515,000	Spanish Broadcasting System (b) Spanish Language Radio Stations	2,631,650
		12,716,169
	TV Broadcasting – 0.6%
1,030,000	Entravision Communications (b) Spanish Language TV, Radio & Outdoor	8,827,100
138,500	Gray Television Mid Market Affiliated TV Stations	801,915
		9,629,015
	Computer Services – 0.5%
753,000	RCM Technologies (b)(d) Technology & Engineering Services	3,780,060
705,500	Answerthink (b) IT Integration & Best Practice Research	2,843,165
45,000	SRA International (b) Government IT Services	1,198,350
		7,821,575
	Gaming Equipment – 0.4%
205,000	Bally Technologies (b) Slot Machines & Software	3,376,350
98,500	Shuffle Master (b) Card Shufflers & Casino Games	3,228,830
		6,605,180
	Contract Manufacturing – 0.4%
176,000	Plexus (b) Electronic Manufacturing Services	6,020,960

See accompanying notes to financial statements.

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Wanger U.S. Smaller Companies 2006 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Television Programming – 0.2%
460,000	Lions Gate Entertainment (b) Film & TV Studio	$3,933,000
	Publishing – 0.0%
13,850	Triple Crown Media (b) Newspapers, Paging & Collegiate Sports Marketing	120,080
	Information Group – Total	482,386,150
	Consumer Goods & Services – 18.3%
	Retail – 6.4%
431,000	Abercrombie & Fitch Teen Apparel Retailer	23,890,330
635,000	Petco Animal Supplies (b) Pet Supplies & Services	12,973,050
450,000	Chico's FAS (b) Women's Specialty Retail	12,141,000
409,150	Christopher & Banks Women's Apparel Retailer	11,865,350
265,000	AnnTaylor Stores (b) Women's Apparel Retailer	11,495,700
190,000	Michaels Stores Craft & Hobby Specialty Retailer	7,835,600
390,000	Urban Outfitters (b) Apparel & Home Specialty Retailer	6,821,100
163,000	Genesco (b) Multi-concept Branded Footwear Retailer	5,520,810
125,000	J Crew Group (b) Multi-channel Branded Retailer	3,431,250
445,000	Restoration Hardware (b) Home Furnishing Retailer	3,195,100
110,000	Aeropostale (b) Mall-based Teen Retailer	3,177,900
150,000	Gaiam (b) Healthy Living Catalogs & E-Commerce	2,103,000
		104,450,190
	Other Consumer Services – 4.7%
972,000	ITT Educational Services (b) Post-secondary Degree Programs	63,967,320
426,500	Central Parking Owner, Operator, Manager of Parking Lots & Garages	6,824,000

Number of Shares		Value
	Other Consumer Services – 4.7% (continued)
150,000	Weight Watchers International Weight Loss Programs	$6,133,500
		76,924,820
	Apparel – 2.6%
394,200	Oxford Industries Branded & Private Label Apparel	15,535,422
459,000	Coach (b) Designer & Retailer of Branded Leather Accessories	13,724,100
480,200	Carter's (b) Children's Branded Apparel	12,691,686
		41,951,208
	Leisure Products – 2.2%
366,300	International Speedway Largest Motorsports Racetrack Owner & Operator	16,985,331
248,200	Speedway Motorsports Motorsport Racetrack Owner & Operator	9,367,068
390,000	Callaway Golf Premium Golf Clubs & Balls	5,066,100
106,000	Polaris Industries Leisure Vehicles & Related Products	4,589,800
		36,008,299
	Nondurables – 0.8%
288,000	Scotts Miracle-Gro Consumer Lawn & Garden Products	12,188,160
100,000	Prestige Brands Holdings (b) OTC, Household & Personal Care Products	997,000
		13,185,160
	Furniture and Textiles – 0.8%
130,000	HNI Office Furniture & Fireplaces	5,895,500
152,000	Herman Miller Office Furniture	3,917,040
33,000	Mohawk Industries (b) Carpet & Flooring	2,321,550
		12,134,090
	Restaurants – 0.4%
337,500	Sonic (b) Quick Service Restaurant	7,016,625

See accompanying notes to financial statements.

8

Wanger U.S. Smaller Companies 2006 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Travel – 0.3%
38,200	Kerzner International (Bahamas) (b) Destination Resorts & Casinos	$3,028,496
45,000	Vail Resorts (b) Ski Resort Operator & Developer	1,669,500
		4,697,996
	Other Durable Goods – 0.1%
40,000	Cavco Industries (b) Higher End Manufactured Homes	1,777,600
	Consumer Goods & Services – Total	298,145,988
	Industrial Goods – 11.9%
	Machinery – 6.1%
492,300	Esco Technologies (b) Automatic Electric Meter Readers	26,313,435
690,600	Pentair Pumps, Water Treatment & Tools	23,611,614
365,100	Nordson Dispensing Systems for Adhesives & Coatings	17,955,618
275,000	Ametek Aerospace/Industrial Instruments	13,029,500
177,300	Donaldson Industrial Air Filtration	6,005,151
196,000	Clarcor Mobile & Industrial Filters	5,838,840
189,900	K&F Industries Holdings (b) Aircraft Wheels, Brakes & Fuel Tank Bladders	3,366,927
132,000	Goodman Global (b) HVAC Equipment Manufacturer	2,003,760
50,000	Kaydon Specialized Friction & Motion Control Products	1,865,500
		99,990,345
	Electrical Components – 2.0%
453,000	Genlyte Group (b) Commercial Lighting Fixtures	32,810,790
	Construction – 0.8%
191,400	Florida Rock Industries Aggregates & Concrete	9,506,838
35,000	Martin Marietta Materials Aggregates	3,190,250
		12,697,088

Number of Shares		Value
	Industrial Distribution – 0.6%
100,000	Aviall (b) Aircraft Replacement Parts Distributor	$4,752,000
113,000	NuCo2 (b) Bulk Co2 Gas Distribution to Restaurants	2,716,520
50,000	Airgas Industrial Gas Distributor	1,862,500
		9,331,020
	Specialty Chemicals – 0.6%
407,500	Spartech Plastics Distribution & Compounding	9,209,500
	Outsourcing Services (other than ECM) – 0.5%
450,000	Quanta Services (b) Electrical & Telecom Construction Services	7,798,500
	Industrial Materials – 0.5%
191,300	Mine Safety Appliances Safety Equipment	7,690,260
	Other Industrial Services – 0.4%
130,000	Forward Air Freight Transportation Between Airports	5,294,900
63,000	UTI Worldwide Global Logistics & Freight Forwarding	1,589,490
		6,884,390
	Waste Management – 0.3%
122,800	Waste Connections (b) Solid Waste Management	4,469,920
	Steel – 0.1%
75,000	Gibraltar Industries Steel Processing	2,175,000
	Industrial Goods – Total	193,056,813
	Energy/Minerals – 11.6%
	Oil Services – 6.5%
490,700	FMC Technologies (b) Oil & Gas Well Head Manufacturer	33,102,622
965,000	Chicago Bridge & Iron Engineering & Construction for Petrochemicals & LNG	23,304,750

See accompanying notes to financial statements.

9

Wanger U.S. Smaller Companies 2006 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Oil Services – 6.5% (cont)
580,000	Pride International (b) Offshore Drilling Contractor	$18,113,400
625,000	Hanover Compressor (b) Natural Gas Compressor Rental & Fabrication	11,737,500
142,500	CARBO Ceramics Natural Gas Well Stimulants	7,001,025
112,000	Atwood Oceanics (b) Contract Drilling	5,555,200
205,000	Key Energy Services (b) Well Worker Services	3,126,250
457,900	Newpark Resources (b) Drilling Fluid Services	2,816,085
11,000	Helmerich & Payne Contract Driller	662,860
		105,419,692
	Oil and Gas Producers – 4.6%
400,000	Ultra Petroleum (b) Natural Gas Producer	23,708,000
296,000	Western Gas Resources Oil & Coal Seam Gas Producer	17,715,600
416,000	Equitable Resources Natural Gas Producer & Utility	13,936,000
195,000	Quicksilver Resources (b) Natural Gas & Coal Seam Gas Producer	7,177,950
193,600	Southwestern Energy (b) Natural Gas Producer	6,032,576
450,000	Vaalco Energy (b) Oil & Gas Producer	4,392,000
71,500	McMoRan Exploration (b) Natural Gas Producer & Developer	1,258,400
		74,220,526
	Oil Refining/Marketing/Distribution – 0.5%
185,000	Atmos Energy Dallas Natural Gas Utility	5,163,350
94,000	Oneok Natural Gas Distribution Pipeline, Processing & Trading	3,199,760
		8,363,110
	Energy/Minerals – Total	188,003,328

Number of Shares		Value
	Health Care – 10.6%
	Health Care Services – 4.4%
866,000	Lincare Holdings (b) Home Health Care Services	$32,769,440
258,709	Coventry Health Care (b) HMO	14,213,472
180,000	LCA-Vision Lasik Surgery Centers	9,523,800
170,000	Charles River Laboratories (b) Pharmaceutical Research	6,256,000
205,000	United Surgical Partners (b) Outpatient Surgery Center	6,164,350
175,000	PRA International (b) Contract Research Organization	3,897,250
		72,824,312
	Medical Equipment – 2.9%
412,000	Edwards Lifesciences (b) Heart Valves	18,717,159
137,227	Advanced Medical Optics (b) Medical Devices for Eye Care	6,957,409
190,000	Arrow International Disposable Catheters	6,245,300
105,000	Vital Signs Anesthesia, Respiratory & Sleep Products	5,200,650
188,175	Intermagnetics General (b) MRI Equipment Manufacturer	5,076,962
93,500	Orthofix International (b) Bone Fixation & Stimulation Devices	3,565,155
75,000	PSS World Medical (b) Medical Supplies Distributor	1,323,750
		47,086,385
	Hospital/Laboratory Supplies – 2.3%
466,000	Serologicals (b) Biomanufacturing & Life Science Research	14,651,040
235,700	ICU Medical (b) Intravenous Therapy Products	9,955,968
157,300	Diagnostic Products Immunodiagnostic Kits	9,150,141
70,700	Techne (b) Cytokines, Antibodies, Other Reagents for Life Sciences	3,600,044
		37,357,193

See accompanying notes to financial statements.

10

Wanger U.S. Smaller Companies 2006 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Biotechnology/Drug Delivery – 1.0%
270,000	Nektar Therapeutics (b) Drug Delivery Technologies	$4,951,800
293,000	Intermune (b) Drugs for Hepatitis C, Pulmonary Fibrosis & Cancer	4,819,850
372,500	Ligand Pharmaceuticals (b) Drugs for Pain, Cancer, Osteoporosis, Diabetes	3,147,625
315,000	Decode genetics (b) Drugs for Heart Attack, Asthma & Vascular Disease	1,949,850
50,000	Momenta Pharmaceuticals (b) Sugar Analysis Technology for Drug Design	635,500
250,000	Locus Discovery, Series D Pfd. (c) High Throughput Rational Drug Design	68,250
		15,572,875
	Health Care – Total	172,840,765
	Finance – 6.8%
	Insurance – 3.1%
670,500	HCC Insurance Holdings Specialty Insurance	19,739,520
36,500	Markel (b) Specialty Insurance	12,665,500
276,000	Leucadia National Insurance Holding Company	8,056,440
105,000	Philadelphia Consolidated Holdings (b) Specialty Insurance	3,187,800
87,000	Delphi Financial Group Group Employee Benefit Products & Services	3,163,320
75,000	Endurance Specialty Holdings Commercial Lines Insurance/Reinsurance	2,400,000
77,000	United America Indemnity (b) Specialty Insurance	1,604,680
1,600	Eastern Insurance Holdings (b) Workers Comp & Specialty Insurance	20,480
		50,837,740
	Finance Companies – 2.5%
1,135,400	AmeriCredit (b) Auto Lending	31,700,368
217,100	World Acceptance (b) Personal Loans	7,711,392
		39,411,760

Number of Shares		Value
	Banks – 1.0%
284,500	TCF Financial Great Lakes Bank	$7,525,025
146,975	Chittenden Vermont & Western Massachusetts Banks	3,799,304
95,000	Greene County Bancshares Tennessee Bank	2,941,200
35,000	Associated Banc-Corp Midwest Bank	1,103,550
20,000	First Financial BankShares West Texas Bank	730,800
30,000	West Bancorporation Des Moines Commercial Bank	560,100
		16,659,979
	Savings and Loans – 0.2%
110,200	Anchor Bancorp Wisconsin Wisconsin Thrift	3,324,734
	Finance – Total	110,234,213
	Other Industries – 2.4%
	Real Estate – 1.4%
560,000	DiamondRock Hospitality Hotel Owner	8,293,600
340,000	Highland Hospitality Hotel Owner	4,787,200
77,500	Gaylord Entertainment (b) Convention Hotels	3,382,100
150,000	Kite Realty Group Trust Community Shopping Centers	2,338,500
90,000	American Campus Communities Student Housing	2,236,500
100,000	Crescent Real Estate Equities Class 'A' Office Buildings	1,856,000
		22,893,900
	Transportation – 0.5%
480,800	Heartland Express Regional Trucker	8,601,512

See accompanying notes to financial statements.

11

Wanger U.S. Smaller Companies 2006 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2006

Number of Shares or Principal Amount		Value
	Regulated Utilities – 0.5%
345,000	Northeast Utilities Utility	$7,131,150
	Other Industries – Total	38,626,562
	Total Common Stock (Cost: $963,921,066) – 91.2%	1,483,293,819
Short-Term Obligations – 8.8%
$66,000,000	Verizon Global Funding 5.28% – 5.30% Due 7/05/06 – 7/06/06	65,956,797
45,000,000	Conocophillips 5.30% Due 7/03/06 – 7/07/06	44,974,972
30,000,000	Countrywide Financial Funding 5.30% Due 7/10/06	29,960,250
3,029,000	Repurchase Agreement with State Street Bank & Trust dated 06/30/06, due 07/03/06 at 4.93% collateralized by a Federal Home Loan Bank Note, maturing 05/22/08, market value $3,090,000 (repurchase proceeds: $3,030,244)	3,029,000
	(Amortized Cost: $143,921,019)	143,921,019
	Total Investments (Cost: $1,107,842,085) – 100.0% (a)	1,627,214,838
	Cash and Other Assets Less Liabilities – 0.0%	(486,370)
	Total Net Assets – 100.0%	$1,626,728,468

Notes to Statements of Investments

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $1,107,842,085 and net unrealized appreciation was $519,372,753 consisting of gross unrealized appreciation of $583,357,636 and gross unrealized depreciation of $63,984,883.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At June 30, 2006, these securities amounted to $68,269 which represents less than 0.01% of net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Discovery, Series D Pfd.	9/5/01	250,000	$1,000,000	$68,250
SensAble Technologies Series C Pfd.	4/4/00	301,205	1,000,000	3
SensAble Technologies Series, common	6/28/04	1,581,292	0	16
			$2,000,000	$68,269

(d)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following company:

RCM Technologies	6.39%

The aggregate cost and value of this company at June 30, 2006, was $5,474,962 and $3,780,060 respectively. Investments in affiliate companies represent 0.23% of total net assets at June 30, 2006. Investment activity and income amounts related to affiliates during the six months ended June 30, 2006, were as follows:

Dividend Income	$—
Net realized gain or loss	—
Change in unrealized gain or loss	(60,240)
Purchases	—
Proceeds from sales	—

At June 30, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Group	29.6%
Consumer Goods & Services	18.3
Industrial Goods	11.9
Energy/Minerals	11.6
Health Care	10.6
Finance	6.8
Other Industries	2.4
Short-Term Obligations	8.8
Cash and Other Assets Less Liabilities	–
100.0%

See accompanying notes to financial statements.

12

Wanger U.S. Smaller Companies Fund 2006 Semiannual Report

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

Assets:
Unaffiliated investments, at cost	$1,102,367,123
Affiliated investments, at cost (See Note 4)	5,474,962
Unaffiliated investments, at value	$1,623,434,778
Affiliated investments, at value (See Note 4)	3,780,060
Cash	21,812
Receivable for:
Investments sold	1,414,341
Fund shares sold	2,548,832
Interest	415
Dividends	464,232
Foreign tax reclaims	2,895
Total Assets	1,631,667,365
Liabilities:
Payable for:
Investments purchased	3,405,530
Fund shares repurchased	150,796
Investment advisory fee	1,163,706
Transfer agent fee	28
Trustees' fees	2,135
Other liabilities	216,702
Total Liabilities	4,938,897
Net Assets	$1,626,728,468
Composition of Net Assets:
Paid-in capital	$1,109,309,181
Accumulated net investment loss	(445,767)
Accumulated net realized loss	(1,575,147)
Net unrealized appreciation on:
Investments	519,372,753
Liquidated Security	67,448
Net Assets	$1,626,728,468
Fund Shares outstanding	47,317,862
Net asset value, offering price and redemption price per share	$34.38

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $9,480)	$3,548,822
Interest income	3,581,195
Total Investment Income	7,130,017
Expenses:
Investment advisory fee	7,223,144
Transfer agent fee	249
Trustees' fees	69,498
Custody fee	26,602
Non-recurring costs (See Note 8)	3,624
Chief compliance officer expenses (See Note 4)	20,055
Other expenses	195,108
Total Expenses	7,538,280
Non-recurring costs assumed by Investment Adviser (See Note 8)	(3,624)
Custody earnings credit	(3,977)
Net Expenses	7,530,679
Net Investment Loss	(400,662)
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized loss on investments	(1,113,412)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	28,585,651
Affiliated Investments (see note 4)	(60,240)
Liquidated Security	7,298
Net change in unrealized appreciation (depreciation)	28,532,709
Net Gain	27,419,297
Net Increase in Net Assets from Operations	$27,018,635

See accompanying notes to financial statements.

13

Wanger U.S. Smaller Companies Fund 2006 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six months Ended June 30, 2006	Year Ended December 31, 2005
From Operations:
Net investment income (loss)	$(400,662)	$3,637,119
Net realized gain (loss) on investments	(1,113,412)	55,808,347
Net change in unrealized appreciation on investments	28,532,709	84,085,468
Net Increase in Net Assets from Operations	27,018,635	143,530,934
Distributions Declared to Shareholders:
From net investment income:	(3,589,922)	—
From net realized gains:	(50,639,120)	—
Total Distributions Declared to Shareholders	(54,229,042)	—
Share Transactions:
Subscriptions	156,774,798	281,666,708
Distributions reinvested	54,229,042	—
Redemptions	(50,760,087)	(85,055,673)
Net Increase from Share Transactions	160,243,753	196,611,035
Total Increase in Net Assets	133,033,346	340,141,969
Net Assets:
Beginning of period	1,493,695,122	1,153,553,153
End of period	$1,626,728,468	$1,493,695,122
Undistributed (Accumulated) Net Investment Income (Loss)	$(445,767)	$3,544,817

See accompanying notes to financial statements.

14

Wanger U.S. Smaller Companies Fund 2006 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$34.90		$31.37		$26.51		$18.51		$22.25		$19.99
Income from Investment Operations:
Net investment income (loss) (a)	(0.01)		0.09		(0.14)		(0.11)		(0.10)		(0.04)
Net realized and unrealized gain (loss) on investments	0.72		3.44		5.00		8.11		(3.64)		2.31
Total from Investment Operations	0.71		3.53		4.86		8.00		(3.74)		2.27
Less Distributions Declared to Shareholders:
From net investment income	(0.08)		—		—		—		—		(0.01)
From net realized capital gains	(1.15)		—		—		—		—		—
Total Distributions Declared to Shareholders	(1.23)		—		—		—		—		(0.01)
Net Asset Value, End of Period	$34.38		$34.90		$31.37		$26.51		$18.51		$22.25
Total Return (b)	2.00	%(c)	11.25	%(d)	18.33%		43.22%		(16.81)%		11.39%
Ratios to Average Net Assets/Supplemental Data:
Expenses	0.94	%(e)(f)	0.95	%(f)	1.00	%(f)	0.99	%(f)	1.05	%(f)	0.99%
Net investment income (loss)	(0.05	)%(e)(f)	0.29	%(f)	(0.49	)%(f)	(0.48	)%(f)	(0.47	)%(f)	(0.20)%
Waiver	—		0.00	%(g)	—		—		—		—
Portfolio turnover rate	7	%(c)	11%		15%		10%		16%		18%
Net assets, end of period (000's)	$1,626,728		$1,493,695		$1,153,553		$822,658		$471,726		$498,186

(a)  Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Not annualized.

(d)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

15

Wanger U.S. Smaller Companies Fund 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger U.S. Smaller Companies (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

The Fund estimates components of distributions from Real Estate Investment Trusts ("REITS"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Results of operations for the year reflect a change in estimate of these components using more current tax reporting received from REIT investments. The change in estimate has no impact on the Fund's net assets.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

3.  Federal Tax Information

Capital losses carryforwards of $5,327,851 were utilized during the year ended December 31, 2005.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management Group, Inc. ("CM"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"),

16

Wanger U.S. Smaller Companies Fund 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
For the first $100 million	0.99%
Next $150 million	0.94%
In excess of $250 million	0.89%

For the six months ended June 30, 2006, the Fund's annualized effective investment advisory fee rate was 0.90%.

Certain officers and trustees of the Trust are also officers of Columbia WAM. On June 7, 2006, the board of trustees of Wanger Advisors Trust nominated for election as trustees to the Wanger Advisors Trust board 11 individuals (each a "Nominee" and collectively the "Nominees"). Two of the Nominees are currently trustees of the Trust and the remaining nine Nominees are currently trustees of the Columbia Acorn Trust. A special meeting of the shareholders has been scheduled for September 11, 2006 to vote on the election of the Nominees. Notice of the special meeting, a proxy statement and a proxy card has been mailed to all shareholders of record as of the close of business on July 14, 2006. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the six months ended June 30, 2006, the Fund paid $69,498 to trustees not affiliated with Columbia WAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. During the period covered by this report, the Transfer Agent has voluntarily waived its right to reimbursement for certain out-of-pocket expenses.

Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Fund.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on page 12.

During the six months ended June 30, 2006, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $5,335 and $0, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2006.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

	Six months ended June 30, 2006	Year ended December 31, 2005
Shares sold	4,390,839	8,661,418
Shares issued in reinvestment of dividend distributions	1,565,955	—
Less shares redeemed	1,439,076	2,637,907
Net increase in shares outstanding	4,517,718	6,023,511

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2006 were $209,722,034 and $97,255,928.

8. Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust, are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, all of the parties to the MDL Action executed a letter settlement agreement intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

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Wanger U.S. Smaller Companies Fund 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the six months ended June 30, 2006, CM has assumed $3,624 in consulting services and legal fees incurred by the Fund in connection with these matters.

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Wanger U.S. Smaller Companies 2006 Semiannual Report

[Excerpts from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

2006

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Wanger U.S. Smaller Companies 2006 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [WAT Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; and (4) custodial expenses incurred to hold the securities purchased by the Funds.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the WAT Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 25, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the WAT Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints as they relate to the larger Columbia Acorn Fund complex managed by CWAM. The adviser's capacity to manage increasing assets is an issue posed by the size of the Columbia Acorn Fund, but impacts the domestic WAT Funds as well. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

20

Wanger U.S. Smaller Companies 2006 Semiannual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

Since the 2005 Evaluation was issued, the Board has considered the recommendations and conclusions of that Report. In connection with the July 2005 contract renewal, the Board added a breakpoint of 10 basis points for Wanger International Small Cap for assets in excess of $500 million. Since that fund now has assets of $1.2 billion, management fees were reduced as a result. The Board has also gathered data on payments made by CWAM to insurance company partners as part of the Board's on-going consideration of whether to institute Rule 12b-1 fees for the WAT Funds. Finally, it has gathered and considered data from CWAM regarding its capacity to invest fund assets effectively.

This Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

Finally, it should be noted that in June 2006, the WAT and Columbia Acorn Boards agreed in principle to merge, subject to appropriate shareholder approval. In view of this development, the WAT Trustees are considering the extension of the existing advisory contract for an interim period that would facilitate a review of the agreement by the combined board following the proposed merger for the remainder of the renewal period (through July 2007). Regardless of how the WAT Trustees ultimately choose to proceed in this respect, this Report provides the WAT Board with sufficient information to make an informed decision at this time regarding the advisory contract.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Wanger US Smaller Companies and Wanger Select both rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic Funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for the domestic funds are below their peers and hence less favorable to shareholders than competitors' funds. The international Funds fare much better, but the Morningstar and Lipper rankings diverge sharply.

3.  Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets under management increase. They are, however, only partially reflected in the management fee schedule for the Funds. If the WAT Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

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Wanger U.S. Smaller Companies 2006 Semiannual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

  a.  Capacity. CWAM's assets under management have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of the international funds.

3.  Continue to monitor CWAM's capacity limitations to insure that CWAM's expanding assets under management do not impair investment performance.

4.  Consider unbundling of advisory and administrative fees.

5.  Continue their consideration of whether to implement a plan under Rule 12b-1.

Robert P. Scales
July 24, 2006

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Wanger U.S. Smaller Companies 2006 Semiannual Report

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Wanger U.S. Smaller Companies 2006 Semiannual Report

Wanger Advisors Trust

Trustees

Patricia H. Werhane, Chairperson

Jerome L. Duffy

Kathryn A. Krueger, M.D.

Ralph Wanger

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Treasurer and Secretary

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Michelle H. Rhee
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Senior Vice President and General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, Massachusetts

02266-8081

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts

02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

1-888-4-WANGER

(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLC

Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the Fund's proxy voting policies and procedures is available (i) on the Fund's website, www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available from the SEC's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

24

Wanger Advisors Trust

SHC-44/112005-0606 06/27477

Wanger International Small Cap

2006 Semiannual Report

  Wanger International Small Cap

  2006 Semiannual Report

1	Understanding Your Expenses

2	Understanding Our Investment Style

4	Performance Review

6	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

19	Management Fee Evaluation of the Senior Officer

24	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small-cap equity managers in the United States with more than 30 years of small- and mid-cap investment experience. Columbia WAM manages more than $30 billion in equities and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advises institutional and mutual fund portfolios. Columbia WAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

For more complete information about our funds, including the Columbia Acorn Funds, our fees, risks associated with investing, or expenses, call 1-888-4-WANGER for a prospectus. Read it carefully before you invest or send money. This report is not an offer of the shares of the Columbia Acorn Fund Family.

The discussion in the report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice and the portfolio managers may alter a fund's portfolio holdings based on these views and the fund's circumstances at that time.

Wanger International Small Cap 2006 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing the Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2006 – June 30, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Small Cap	1,000.00	1,000.00	1,150.95	1,019.74	5.44	5.11	1.02

*For the six months ended June 30, 2006.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger International Small Cap 2006 Semiannual Report

Understanding Our Investment Style

Why Small and Mid Caps?

Our mission is simple: Invest in good quality, reasonably priced smaller companies that have growth potential and competitive advantages, and hold on to them. We like small companies because they are generally less complicated. Big companies typically have lots of divisions, while most small companies have one division. An added benefit is that sometimes these small companies are undiscovered, which may mean they are undervalued and a potentially good investment. Managers of small companies tend to focus on customers and are acutely aware of competitors. Small-cap stocks are often exciting businesses run by accessible managers, so in addition to the above virtues, they are fun for us to follow.

Though we like small-caps, we don't force sales of successful stocks simply because they appreciated beyond some arbitrary small-cap definition (other small-cap managers may sell at $2 billion capitalizations, for example). The funds we manage could not make strong gains if we simply sold due to size. We let our winners run.

While style classifications can be helpful, we are not style purists. For example, small-cap stocks have outperformed large caps for more than five years, and we think on average they are no longer cheap based on historical valuation. Our analysts have been finding more value among mid-cap names that have the same attributes we like in small caps.

Why Growth-at-a-Reasonable-Price?

At Columbia Wanger Asset Management, we define growth investing styles using the terms Hard Core Value, Growth-at-a-Reasonable-Price (GARP) and Momentum. These terms help define the different ways that an investor can look for returns.

Hard Core Value investors usually buy very cheap stocks, as measured by comparing the stock valuation to the underlying asset values. While this strategy works for a number of competitors who are very good at it, Hard Core Value is not for us. We believe that too often the stocks are very cheap because the underlying businesses are lousy. Successful investing in Hard Core Value largely depends on predicting (or hastening) events such as takeovers, spinouts or turnarounds. Until such an event occurs the stock may be a diminishing asset.

In implementing our Growth-at-a-Reasonable-Price style, our 21 analysts first search for good, growing businesses. We view what we do as investing in companies rather than stocks, and we try to analyze companies as if we were buying the whole business rather than just a fraction of ownership. We define "good, growing businesses" as companies that have sustainable competitive advantages, fine managements, growing markets, and opportunities for market-share gains. Once we've found a good business that has been growing, we follow the company closely and determine if it sells at what we believe is a "reasonable price."

A stock is at a reasonable price if it sells at (or hopefully below) what we believe is its true value. Most growth companies ("growth stock" is a misnomer) are valued by the market based on price-to-earnings (PE) ratios, and comparisons between growth companies are often based on PE-to-growth (PEG) ratios. While that approach makes theoretical sense, reported earnings are often poor measures of underlying economic profits. For example, the costs of employee stock options were not required to be an accounting expense until 2006, so underlying earnings of many companies were overstated. In other cases, companies may have higher free cash flows than suggested by reported earnings. We ask our analysts to look beyond reported earnings and adjust for many factors when using PE ratios or related dividend discount model valuations. Our analysts also use value discipline techniques, calculating potential sell-out or break-up values, when it is appropriate to do so.

Often we determine that the stock of a good business that has been growing is not selling at a reasonable price. In those cases we wait—and there have been times that we've waited for years. If valuation is borderline, we can purchase an initial small position and later increase the position or sell the stock depending on fundamentals or valuation. Valuation matters because it enables our shareholders to potentially benefit in two ways: (1) from growth of the underlying business and (2) from growth of a valuation multiplier, such as a PE ratio.

The remaining growth style definition is Momentum. Momentum players (I hesitate to say "investors") look for stocks that have been rising, along with fast earnings growth, and preferably earnings estimate increases. Many Momentum players completely ignore valuation. (Economists label luxury goods as those where demand rises when prices increase, so momentum players are the ultimate luxury goods buyers!) Because Momentum players buy at any price when earnings are good and often sell at any price when earnings are disappointing, we often like to sell our winners to them and sometimes buy their losers—at our dream prices. Momentum can work, especially in bubbles, but it's not for us. It's too far from our mission of investing in good businesses and targeting rational returns.

Just as individual stocks can graduate from small to mid to large caps, they can also move from Hard Core Value to Growth-at-a-Reasonable-Price and then to Momentum. We love to buy stocks in companies not yet recognized as growth businesses. If we can find good companies that we believe are

Wanger International Small Cap 2006 Semiannual Report

mistakenly priced at Hard Core Value levels, even better. Often our best performing stocks were those that were undiscovered when we bought them, and as they grew, became investor favorites because of their strong business models. We are often challenged (in a good way) when stocks rise to Momentum valuations. The challenge then becomes when to sell. We try to resist significant selling unless we think fundamentals will deteriorate or valuations are entirely inappropriate vs. fundamentals.

Having a sensible investment style is very useful, but it is not enough for long-term success. Other factors, such as our process and the people who make up our investment team, will be discussed in future columns.

Charles P. McQuaid

President and Chief Investment Officer

Columbia Wanger Asset Management, L.P.

The views expressed in "Understanding Our Investment Style" are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisors Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Wanger Advisors Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Mid- and small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

Wanger International Small Cap 2006 Semiannual Report

Performance Review Wanger International Small Cap

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates call 1-888-4-WANGER.

Wanger International Small Cap gained 15.09% (without insurance charges) for the six months, outperforming a 10.57% return for the S&P/Citigroup EMI Global ex-US Index. The Fund's half year return also easily topped the 10.16% return of the large-cap oriented MSCI EAFE Index.

With a 104% gain in the period, France's Vallourec, a maker of seamless tubes used by oil and gas producers, benefited from strong earnings growth and increased demand for its product. Perusahaan Gas Negara, an Indonesian gas pipeline operator, was also strong in the first half of the year. The stock gained 71% as confidence in gas pricing and volumes over the next few years increased. Tullow Oil rounded out the list of energy stock winners. An exploration and development company based in the United Kingdom, Tullow Oil was up 53% for the half year.

Other winners included USG People, a Dutch provider of temporary staffing that gained 82% on strong earnings growth. Debt Free Direct, a UK provider of consumer debt reduction services, gained 84% as over- indebted consumers flocked to the company to deal with their increasing financial burdens. Fund holdings in stock exchanges in Asia also posted strong gains in the period. Hong Kong Exchanges and Clearing, the Hong Kong equity and derivatives operator, gained 56% and Osaka Securities, the Osaka securities exchange and a new position in the Fund this period, posted a 76% gain. Both stocks were up due to an increasing focus on consolidation within the industry.

Underperformers in the quarter included Hong Kong power tool manufacturer Techtronic Industries. The stock was off 43% for the six month period due to continued poor sentiment on the outlook for U.S. housing and its potential impact on power tool sales. Canada's Railpower Technologies fell 61% in the first half of the year due to concerns with its latest battery and generation pack technologies. In Japan, fund manager Sparx Asset Management fell in sympathy with the overall correction in Japanese financial stocks. The stock was off 26% in Wanger International Small Cap. African retailer Edgars Consolidated Stores fell 25% due to worries that rising interest rates may slow down consumption.

Concerns regarding ongoing increases in global interest rates seem to have conspired with historically high valuations to finally change investor appetite for international risk, particularly in international small-cap equities. Notably, the second quarter was also the first in 10 in which the large-cap EAFE index outperformed the small-cap S&P/Citigroup EMI Global ex-US index. As in the U.S. market, overseas investors generally perceive larger cap stocks to be less risky than their small cap counterparts. As we have mentioned in earlier reports, small-cap international stocks have been strong performers in both absolute terms and relative to their large cap counterparts and no longer offer the valuation discount that they did before. While still finding compelling ideas in the sub $5 billion market-cap universe, we have been selectively adding mid-cap stocks in the $5 billion to $10 billion range where valuations as a group are more attractive. Despite the increase in volatility in international small-cap equities, we believe there remain ample opportunities for new acorns to be discovered.

Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $5 billion at the time of initial purchase. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Vallourec, 0.0%; Perusahaan Gas Negara, 0.5%; Tullow Oil, 1.0%; USG People, 1.0%; Debt Free Direct, 1.2%; Hong Kong Exchanges and Clearing, 0.9%; Osaka Securities, 0.3%; Techtronic Industries, 0.4%; Railpower Technologies, 0.1%; Sparx Asset Management, 0.8%; Edgars Consolidated Stores, 0.5%.

See next page for index definitions.

Wanger International Small Cap 2006 Semiannual Report

Growth of a $10,000 Investment in
Wanger International Small Cap

Total return for each period,
May 3, 1995 (inception date) through June 30, 2006

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) through June 30, 2006, to the S&P/Citigroup EMI Global ex-US Index, with dividends and capital gains reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For monthly performance updates, please contact us at 1-888-4-WANGER.

Results to June 30, 2006

	2nd quarter	Year-to-date	1 year
Wanger International Small Cap	-0.88%	15.09%	34.71%
S&P/Citigroup EMI Global ex-US	-1.70	10.57	31.22
MSCI EAFE	0.70	10.16	26.56
Lipper International Small Cap Funds Index	-2.72	10.26	31.71

NAV as of 6/30/06: $35.05

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

The S&P/Citigroup EMI Global ex-U.S. is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by the index sponsor, outside the United States. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a % of net assets, as of 6/30/06

Japan	14.9%
United Kingdom	12.2
France	10.0
Germany	7.6
Ireland	7.1

Top 10 Holdings

As a % of net assets, as of 6/30/06

1. Bank of Ireland Irish Commercial Bank – Ireland	1.5%
2. Hexagon Measurement Equipment & Polymers – Sweden	1.4
3. Debt Free Direct Consumer Debt Reduction & Management – United Kingdom	1.2
4. Atwood Oceanics Contract Drilling – United States	1.1
5. C&C Group Beverage Company – Ireland	1.1
6. Anglo Irish Bank Small Business & Middle Market Banking – Ireland	1.0
7. IAWS Baked Goods – Ireland	1.0
8. Jupiter Telecommunications Cable Service Provider in Japan – Japan	1.0
9. SES Global Satellite Broadcasting Services – France	1.0
10. Charles Taylor Insurance Services – United Kingdom	1.0

Wanger International Small Cap 2006 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Common Stocks – 93.5%
	Europe – 58.0%
	United Kingdom – 12.2%
1,800,000	Debt Free Direct Consumer Debt Reduction & Management Solutions	$14,716,560
1,700,000	Charles Taylor Group Insurance Services	12,095,201
1,000,000	Paragon Group UK Buy-To-Let Finance Company	12,068,633
1,700,000	Tullow Oil Oil & Gas Producer	11,987,038
2,000,000	Metal Bulletin Publisher of Metals & Finance Journals	11,270,849
600,000	Northern Rock Lowest Cost Mortgage Bank in UK	11,081,539
2,500,000	RPS Group Environmental Consulting & Planning	10,008,700
625,000	Expro International Group Oilfield Services	7,841,854
350,000	Northgate Light Commercial Vehicle Rental Specialist	6,769,770
320,034	Kensington Group UK Non-Conforming Mortgage Company	6,085,216
1,400,000	Taylor Nelson Sofres Market Research	6,021,641
900,000	Workspace Group UK Real Estate	6,017,209
1,200,000	BBA Group Aviation Support Services & Non-Woven Materials	5,863,547
850,000	Ulster Television Irish Television & Radio Station Operator	5,344,176
1,480,000	Begbies Traynor Financial Restructuring & Corporate Recovery Services	4,907,878
450,000	Keller Group (b) International Ground Engineering Specialist	4,834,659
215,000	Randgold Resources (b) Gold Mining in Western Africa	4,515,000
225,000	Viridian Northern Ireland Electric Utility	3,975,984
398,926	Bloomsbury Publishing Book Publisher	2,388,572
263,618	Vitec Group Supports for Lighting & Cameras	2,119,314
		149,913,340

Number of Shares		Value
	France – 10.0%
850,000	SES Global Satellite Broadcasting Services	$12,107,762
220,000	April Group Insurance Policy Construction	11,809,748
200,000	Carbone Lorraine Advanced Industrial Materials	10,996,968
130,000	Iliad High Speed Internet Service Provider	10,827,857
140,000	Rubis Tank Storage & LPG Supplier	9,794,988
171,056	Trigano Leisure Vehicles & Camping Equipment	9,079,699
70,000	Neopost Postage Meter Machines	7,968,631
45,000	Ciments Francais Leading French & Emerging Markets Cement Producer	7,481,033
110,000	Eurofins Scientific (b) Food Screening & Testing	7,161,081
81,000	Imerys Industrial Minerals Producer	6,471,793
230,000	Legrand (b) Electrical Components	6,469,795
90,000	Norbert Dentressangle Transport	6,331,306
60,000	Essilor International Eyeglass Lenses	6,033,353
42,000	Bacou Dalloz Safety Equipment	5,001,258
100,000	Foncia Groupe Real Estate Services	4,411,427
		121,946,699
	Germany – 7.6%
90,000	Wincor Nixdorf Retail POS Systems & ATM Machines	11,491,246
680,000	Depfa Bank Investment Banker to Public Authorities	11,272,399
55,000	Rational Commercial Oven Manufacturer	8,982,180
260,000	CTS Eventim Event Ticket Sales	7,972,024

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Germany – 7.6% (cont)
322,000	Deutsche Beteiligungs Private Equity Investment Management	$6,713,708
150,000	Rhoen Klinikum Healthcare Services	6,680,261
155,000	Hugo Boss Designs Fashion Apparel	6,524,719
6,700	Porsche Specialty Automobile Manufacturer	6,465,205
125,000	Vossloh Rail Infrastructure & Diesel Locomotives	6,337,879
90,000	Grenke Leasing Financing for IT Equipment	5,985,824
163,000	GFK Market Research Services	5,941,954
300,000	Takkt Mail Order Retailer of Office & Warehouse Durables	4,768,268
70,000	Bilfinger Berger Construction & Related Services	3,799,448
		92,935,115
	Ireland – 7.1%
1,000,000	Bank of Ireland Irish Commercial Bank	17,900,743
1,525,000	C&C Group Beverage Company	13,244,154
800,000	Anglo Irish Bank Small Business & Middle Market Banking	12,465,331
700,000	IAWS Baked Goods	12,341,838
2,480,698	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	10,622,793
650,000	Grafton Group Builders Materials Wholesaling & DIY Retailing	8,181,939
400,000	Kingspan Group Building Insulation & Environmental Containers	6,983,552
330,000	Paddy Power Irish Betting Services	5,715,482
		87,455,832

Number of Shares		Value
	Netherlands – 6.1%
158,000	USG People Temporary Staffing Services	$12,094,093
270,000	Fugro Survey & GPS Services	11,640,586
335,999	Ten Cate Advanced Textiles & Industrial Fabrics	9,864,207
190,000	IM Tech Engineering & Technical Services	9,171,883
105,000	OPG Groep Healthcare Supplies & Pharmacies	9,120,712
115,063	Aalberts Industries Flow Control & Heat Treatment	8,458,454
118,000	Smit Internationale Harbor & Offshore Towage & Marine Services	8,301,502
310,000	Unit 4 Agresso (b) Business & Security Software	6,235,340
		74,886,777
	Switzerland – 3.8%
85,000	Synthes Products for Orthopedic Surgery	10,241,042
8,000	Geberit Plumbing Supplies	9,243,159
8,000	Sika Chemicals for Construction & Industrial Applications	8,887,088
100,000	Kuehne & Nagel Freight Forwarding/Logistics	7,279,698
8,000	Givaudan Fragrances & Flavors	6,291,175
90,000	Logitech (b) Branded Peripheral Computer Devices	3,469,753
8,266	BKW Energie Electric Utility	723,756
		46,135,671
	Sweden – 2.9%
457,380	Hexagon Measurement Equipment & Polymers	16,650,650
384,100	Sweco Engineering Consultants	10,504,286
830,000	Tele2 European Mobile Operator & Services Reseller	8,375,361
		35,530,297

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Italy – 2.5%
3,000,000	Cir Compagnie Italian Holding Company	$8,538,057
1,000,000	Amplifon Hearing Aid Retailer	8,499,491
660,000	Davide Campari Spirits & Wines	6,836,824
573,000	GranitiFiandre Innovative Stoneware	6,166,936
		30,041,308
	Denmark – 1.1%
107,000	Novozymes Industrial Enzymes	7,211,625
125,000	Thrane & Thrane Mobile Transceivers for Satellite Communications	6,463,236
		13,674,861
	Finland – 0.9%
1,208,000	SysOpen Digia (c) Software for Smart Phones	5,477,911
488,000	Jaakko Poyry Engineering Consultants	5,246,785
		10,724,696
	Spain – 0.9%
230,000	Red Electrica Spanish Power Grid	7,930,878
40,000	Bankinter Mortgage Lender	2,574,448
		10,505,326
	Greece – 0.8%
380,000	Intralot Lottery & Gaming Systems & Services	10,168,037
	Czech Republic – 0.7%
56,000	Komercni Banka Leading Czech Universal Bank	8,193,537
	Poland – 0.6%
295,800	Central European Distribution (b) Vodka Production & Alcohol Distribution	7,442,328

Number of Shares		Value
	Russia – 0.4%
181,900	RosBusinessConsulting (b) Financial Information, Media & IT Services in Russia	$4,802,160
	Austria – 0.4%
100,000	Wienerberger Bricks & Clay Roofing Tiles	4,751,568
	Europe – Total	709,107,552
	Asia – 20.5%
	Japan – 14.9%
17,500	Jupiter Telecommunications (b) Cable Service Provider in Japan	12,131,388
2,460	Kenedix Real Estate Investment Management	10,652,605
190,000	Daito Trust Construction Apartment Builder	10,564,197
1,250,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	10,002,033
9,250	Sparx Asset Management Fund Management	9,667,689
375,000	JSR Films & Chemicals for LCD Screens & Electronics	9,517,066
242,000	Ito En Bottled Tea & Other Beverages	8,877,836
129,000	USS Used Car Auctioneer	8,540,577
200,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	8,393,215
230,000	Hoya Opto-Electrical Components & Eyeglass Lenses	8,222,343
152,600	Hogy Medical Disposable Surgical Products	8,019,530
1,960	Risa Partners NPL & Real Estate Related Investment	7,788,645
300,000	Ushio Industrial Light Sources	6,352,676
600,000	Chiba Bank Regional Bank	5,631,901
183,000	Park24 Parking Lot Operator	5,375,233
192,900	As One Scientific Supplies Distributor	5,307,010

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Japan – 14.9% (cont)
325,000	T. Hasegawa Industrial Flavors & Fragrances	$4,638,877
180,000	Sato Bar Code Printers & Supplies	4,169,228
670,400	Hiroshima Bank Regional Bank	4,097,495
520,000	Bank of Fukuoka Regional Bank	3,974,645
265,900	Toyo Technica Value Added Reseller of Imported Instrumentation	3,668,556
550	Japan Pure Chemical Precious Metal Plating Chemicals for Electronics	3,570,720
290	Osaka Securities Exchange Osaka Securities Exchange	3,445,884
146,000	Yusen Air & Sea Service Airfreight Logistics	3,431,087
440,000	Kamigumi Port Cargo Handling & Logistics	3,344,257
160,000	FCC Auto/Motorcycle Clutches	3,176,694
162,500	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	2,701,101
106,200	Kintetsu World Express Airfreight Logistics	2,521,325
680	Advance Create Independent Insurance Distributor	1,974,069
73,500	Nagaileben Medical/Healthcare Related Clothes	1,653,907
15,200	Shimano Bicycle Components & Fishing Tackle	465,870
		181,877,659
	Taiwan – 2.4%
6,020,300	Phoenixtec Power Uninterruptible Power Supplies	6,119,205
2,099,159	Advantech Embedded Computers	6,025,711
1,000,000	Novatek Microelectronics LCD Related IC Designer	4,816,946
2,600,000	Wah Lee Industrial Distributor of Chemicals, Materials & Equipment	4,768,416

Number of Shares		Value
	Taiwan – 2.4% (cont)
4,000,000	Far EasTone Telecommunications Taiwan's 3rd Largest Mobile Operator	$4,474,138
2,236,339	Springsoft Electronic Design Automation Software	3,449,653
		29,654,069
	Hong Kong – 1.4%
1,650,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	10,604,747
4,000,000	Techtronic Industries Power Tools & Motorized Appliances	5,406,358
6,052,000	Linmark Group Global Sourcing Agent of Consumer Goods	952,876
		16,963,981
	India – 0.6%
300,000	Housing Development Finance Indian Mortgage Lender	7,384,763
	China – 0.5%
15,000,000	Global Bio-Chem Technology Refiner of Corn-based Commodities	6,342,760
	Indonesia – 0.5%
5,000,000	Perusahaan Gas Negara Gas Pipeline Operator	6,064,167
	Singapore – 0.2%
2,108,000	Comfort Del Gro Taxi & Mass Transit Service	2,031,652
	Asia – Total	250,319,051
	Other Countries – 11.1%
	Canada – 5.2%
362,700	Alliance Atlantis Communication (b) CATV Channels, TV/Movie Production/Distribution	10,624,644
465,000	Rona (b) Leading Canadian Do-it-yourself Retailer	8,351,922
430,000	Shawcor Oil & Gas Pipeline Products	6,390,486
73,000	Potash World's Largest Producer of Potash	6,275,810

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Canada – 5.2% (cont)
4,100,700	UrAsia Energy (b) Uranium Mining in Kazakhstan	$10,285,730
350,000	Van Houtte Coffee Services & Equipment	5,819,224
1,000,000	Northern Orion Resources (b) Copper & Gold Mining in Argentina	4,909,075
300,000	Kinross Gold (b) Gold Mining	3,270,626
120,000	Enerflex Systems Natural Gas Compressor Rental & Fabrication	2,993,819
250,000	Ivanhoe Mines (b) Copper Mine Project in Mongolia	1,693,093
741,555	Railpower Technologies 144A (b)(d) Hybrid Locomotives	1,594,313
347,900	Railpower Technologies (b) Hybrid Locomotives	747,971
		62,956,713
	Australia – 2.9%
900,000	Billabong International Action Sports Apparel Brand Manager	10,275,073
1,420,000	Jubilee Mines Nickel Mining in Australia	8,512,452
1,300,000	ABC Learning Center Childcare Centers	6,186,690
100,000	Perpetual Trustees Mutual Fund Management	5,438,287
1,403,100	Sino Gold (b) Gold Mining in The People's Republic of China	5,237,178
		35,649,680
	South Africa – 1.4%
60,500	Impala Platinum Platinum Group Metals Mining & Refining	11,120,286
1,500,000	Edgars Consolidated Stores Retail Conglomerate	6,046,819
		17,167,105

Number of Shares		Value
	United States – 1.1%
270,000	Atwood Oceanics (b) Contract Drilling	$13,392,000
	New Zealand – 0.5%
2,000,000	Sky City Entertainment Casino/Entertainment Complex	6,573,667
	Other Countries – Total	135,739,165
	Latin America – 3.9%
	Brazil – 2.6%
1,780,000	Suzano Brazilian Pulp & Paper Producer	10,461,888
900,000	Natura Cosmeticos Direct Retailer of Cosmetics	9,432,568
242,000	Porto Seguro (b) Auto & Life Insurance	4,134,078
156,700	Ultrapar Specialty Chemicals & Liquid Propane Gas Distribution	2,467,090
361,600	American Banknote Manufacturer of Smart Cards	2,337,319
96,100	Dignosticos (b) Medical Diagnostic Services	1,907,890
50,600	Localiza Rent A Car Car Rental	969,528
		31,710,361
	Mexico – 1.3%
1,500,000	Consorcio ARA Affordable Housing Builder	6,176,566
154,200	Grupo Aeroportuario Del Surest Cancun/Cozumel Airport Operator	5,179,578
1,800,000	URBI Desarrollo (b) Affordable Housing Builder	4,174,143
30,000	Grupo Aeroportuario Del Pacifia Mexican Airport Operator	955,500
		16,485,787
	Latin America – Total	48,196,148
	Total Common Stocks (Cost: $841,151,703) – 93.5%	1,143,361,916

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2006

Principal Amount		Value
Short-Term Obligations – 5.2%
$30,000,000	Countrywide Financial Funding 5.25% Due 7/05/06	$29,982,500
30,000,000	Conocophillips 5.30% Due 7/03/06	29,991,167
3,832,000	Repurchase Agreement with State Street Bank & Trust Dated 06/30/06, due 07/03/06 at 4.93% collateralized by a Federal Home Loan Bank Note, maturing 05/22/08 Market Value $3,910,000 (repurchase proceeds: $3,833,574)	3,832,000
	(Amortized Cost: $63,805,667)	63,805,667
	Total Investments (Cost of $904,957,370) – 98.7% (a)(e)	1,207,167,583
	Cash and Other Assets Less Liabilities – 1.3%	16,312,528
	Total Net Assets – 100%	$1,223,480,111

Notes to Statement of Investments:

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $904,957,370 and net unrealized appreciation was $302,210,213 consisting of gross unrealized appreciation of $337,725,727 and gross unrealized depreciation of $35,515,514.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following company:

SysOpen Digia	5.97%

The aggregate cost and value of this company at June 30, 2006, was $6,418,835 and $5,477,911 respectively. Investments in affiliate companies represent 0.45% of total net assets at June 30, 2006. Investment activity and income amounts related to affiliates during the six months ended June 30, 2006, were as follows:

Dividend Income	$—
Net realized gain or loss	$—
Change in unrealized gain or loss	$(1,180,408)
Purchases	$—
Proceeds from sales	$—

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At June 30, 2006, these securities amounted to $1,594,313 which represents 0.13% of net assets.

Additional information on these securities is as follows:

Acquisition Security	Shares/ Dates	Par	Cost	Value
Railpower Technologies 144A	11/10 - 11/18/05	741,555	$3,355,583	$1,594,313

(e)  On June 30, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro Dollars	$443,415,356	36.2%
Japanese Yen	181,877,659	14.9
British Pounds	145,398,340	11.9
US Dollars	106,368,043	8.7
Other currencies less than 5% of total net assets	330,108,185	27.0
	$1,207,167,583	98.7%

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Wanger International Small Cap

Portfolio Diversification (Unaudited) June 30, 2006

At June 30, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value	Percent
Industrial Goods/Services
Specialty Chemicals	$52,585,674	4.3%
Other Industrial Services	50,317,403	4.1
Construction	47,657,616	3.9
Industrial Materials	38,268,172	3.1
Machinery	29,800,202	2.4
Conglomerates	25,109,104	2.1
Outsourcing & Training Services	17,957,639	1.5
Industrial Distribution	13,488,949	1.1
Electrical Compoments	12,822,471	1.0
	288,007,230	23.5
Consumer Goods/Services
Beverage	34,778,038	2.8
Retail	33,992,548	2.8
Apparels	17,752,668	1.5
Durable Goods	17,633,441	1.4
Goods Distribution	15,982,905	1.3
Consumer Services	15,973,350	1.3
Gaming	15,883,519	1.3
Food	12,341,838	1.0
Non Durable Goods	9,432,568	0.8
Leisure Products	9,079,699	0.7
Entertainment	7,972,024	0.7
Casinos	6,573,667	0.5
Travel	969,528	0.1
	198,365,793	16.2
Finance
Banks	74,617,590	6.1
Finance Companies	53,979,765	4.4
Insurance	30,013,096	2.5
Money Management	21,819,684	1.8
Savings & Loans	9,959,212	0.8
Credit Cards	2,337,319	0.2
	192,726,666	15.8

	Value	Percent
Information Technology
Computer Hardware and Related Equipment	$27,105,916	2.2%
Business Information & Marketing Services	21,972,295	1.8
Business Software	15,162,904	1.2
Publishing	13,659,421	1.1
Semiconductors and Related Equipment	13,039,289	1.1
Satellite Broadcasting	12,107,763	1.0
Cable Television	12,131,389	1.0
Internet Related	10,827,857	0.9
Financial Processors	10,604,747	0.9
Television Programming	10,624,644	0.9
Telephone Services	8,375,361	0.7
Telecommunication Equipment	6,463,236	0.5
Computer Services	4,802,160	0.4
Mobile Communications	4,474,138	0.4
Television Broadcasting	5,344,176	0.4
Electronics Distribution	4,768,416	0.4
Instrumentation	3,668,556	0.3
	185,132,268	15.2
Energy/Minerals
Mining	55,819,250	4.6
Oil Services	42,258,745	3.4
Agricultural Commodities (includes Forestry)	16,804,647	1.4
Refining/Marketing/Distribution	15,859,155	1.3
Oil/Gas Producers	11,987,038	1.0
	142,728,835	11.7
Other
Real Estate	34,809,171	2.8
Transportation	26,143,795	2.1
Regulated Utilities	21,168,670	1.7
	82,121,636	6.6
HealthCare
Medical Equipment	16,274,395	1.3
Services	15,800,973	1.3
Hospital/ Laboratory Supplies	11,581,327	1.0
Pharmaceuticals	10,622,793	0.9
	54,279,488	4.5
Total Common Stocks	1,143,361,916	93.5
Short-Term Obligations	63,805,667	5.2
Total Investments	1,207,167,583	98.7
Cash and Other Assets Less Liabilities	16,312,528	1.3
Net Assets	$1,223,480,111	100.0%

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

Assets:
Unaffiliated investments, at cost	$898,538,535
Affiliated investments, at cost (see Note 4)	6,418,835
Unaffiliated investments, at value	$1,201,689,672
Affiliated investments, at value (see Note 4)	5,477,911
Cash	94
Foreign currency (cost of $4,816,113)	4,813,136
Receivable for:
Investments sold	9,243,262
Fund shares sold	1,046,013
Interest	525
Dividends	2,454,706
Foreign tax reclaims	301,803
Total Assets	1,225,027,122
Liabilities:
Payable for:
Investments purchased	86,141
Fund shares repurchased	249,215
Investment advisory fee	880,387
Transfer agent fee	33
Custody fee	75,936
Reports to shareholders	208,628
Other liabilities	46,671
Total Liabilities	1,547,011
Net Assets	$1,223,480,111
Composition of Net Assets:
Paid-in capital	$809,365,639
Undistributed net investment income	3,470,424
Accumulated net realized gain	108,387,318
Net unrealized appreciation on:
Investments	302,210,213
Foreign currency translations	46,517
Net Assets	$1,223,480,111
Fund Shares Outstanding	34,910,169
Net asset value, offering price and redemption price per share	$35.05

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income (net of foregin taxes $1,181,451)	$13,276,370
Interest income	661,611
Total Investment Income	13,937,981
Expenses:
Investment advisory fee	5,318,333
Transfer agent fee	156
Trustees' fees	41,538
Custody fee	335,725
Non-recurring costs (See Note 8)	2,620
Chief compliance officer expenses (See Note 4)	14,310
Other expenses	208,300
Total Expenses	5,920,982
Non-recurring costs assumed by Investment Adviser (See Note 8)	(2,620)
Custody earnings credit	(3,457)
Net Expenses	5,914,905
Net Investment Income	8,023,076
Net Realized and Unrealized Gain (Loss) on Portfolio Positions and Foreign Currency:
Net realized gain (loss) on:
Investments	115,981,763
Foreign currency transactions	(294,662)
Net realized gain	115,687,101
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	26,379,305
Affiliated Investments (See Note 4)	(1,180,408)
Foreign currency translations	(4,936)
Net change in unrealized appreciation (depreciation)	25,193,961
Net Gain	140,881,062
Net Increase in Net Assets from Operations	$148,904,138

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2006	Year Ended December 31, 2005
From Operations:
Net investment income	$8,023,076	$6,925,101
Net realized gain on investments and foreign currency transactions	115,687,101	49,977,164
Net change in unrealized appreciation on investments and foreign currency transactions	25,193,961	99,148,485
Net Increase in Net Assets from Operations	148,904,138	156,050,750
Distributions Declared to Shareholders:
From net investment income	(6,400,167)	(6,966,978)
Share Transactions:
Subscriptions	150,109,792	260,306,767
Distributions reinvested	6,400,167	6,966,978
Redemptions	(48,791,223)	(49,872,795)
Net Increase from Share Transactions	107,718,736	217,400,950
Total Increase in Net Assets	250,222,707	366,484,722
Net Assets:
Beginning of period	973,257,404	606,772,682
End of period	$1,223,480,111	$973,257,404
Undistributed Net Investment Income	$2,856,296	$1,847,515

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,	Year Ended December 31,
Selected data for a share outstanding throughout each period	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$30.63	$25.46	$19.68	$13.27	$15.40	$28.53

Income from Investment Operations:

Net investment income (a)	0.24	0.25	0.13	0.13	0.07	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.37	5.20	5.80	6.33	(2.20)	(5.12)
Total from Investment Operations	4.61	5.45	5.93	6.46	(2.13)	(5.10)

Less Distributions Declared to Shareholders:

From net investment income	(0.19)		(0.28)		(0.15)	(0.05)	—	—
From net realized gain and unrealized gain reportable for federal income taxes	—		—		—	—	—	(8.03)
Total Distributions Declared to Shareholders	(0.19)		(0.28)		(0.15)	(0.05)	—	(8.03)
Net Asset Value, End of Period	$35.05		$30.63		$25.46	$19.68	$13.27	$15.40
Total Return (b)	15.09	%(c)	21.53	%(d)	30.27%	48.86%	(13.83)%	(21.27)%

Ratios to Average Net Assets/Supplemental Data:

Expenses(e)	1.02	%(f)	1.13%	1.36%	1.41%	1.47%	1.43%
Net investment income(e)	1.39	%(f)	0.92%	0.59%	0.85%	0.46%	0.10%
Waiver	—		0.02%	—	—	—	—
Portfolio turnover rate	29	%(c)	24%	47%	45%	54%	56%
Net assets, end of period (000's)	$1,223,480		$973,257	$606,773	$380,726	$216,084	$230,626

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Not annualized.

(d)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

See accompanying notes to financial statements.

Wanger International Small Cap 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Small Cap (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchanges and the time at which fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered in to such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Wanger International Small Cap 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

December 31, 2005
Distributions paid from:
Ordinary Income*	$6,966,978

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$4,559,033
2011	2,734,494
Total	$7,293,527

Expired capital loss carryforwards, if any, are recorded as reduction of paid in capital. Capital loss carryforwards of $49,979,639 were utilized during the year ended December 31, 2005.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly-owned subsidiary of Columbia Management Group, Inc. ("CM"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
For the first $100 million	1.15%
Next $150 million	1.00%
Next $250 million	0.95%
In excess of $500 million	0.85%

For the six months ended June 30, 2006, the Fund's annualized the effective investment advisory fee rate was 0.92%

Certain officers and trustees of the Trust are also officers of Columbia WAM. On June 7, 2006, the board of trustees of Wanger Advisors Trust nominated for election as trustees to the Wanger Advisors Trust board 11 individuals (each a "Nominee" and collectively the "Nominees"). Two of the Nominees are currently trustees of the Trust and the remaining nine Nominees are currently trustees of the Columbia Acorn Trust. A special meeting of the shareholders has been scheduled for September 11, 2006 to vote on the election of the Nominees. Notice of the special meeting, a proxy statement and a proxy card has been mailed to all shareholders of record as of the close of business on July 14, 2006. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the six months ended June 30, 2006, the Fund paid $41,538 to trustees not affiliated with Columbia WAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. During the period covered by this report, the Transfer Agent has voluntarily waived its right to reimbursement for certain out-of-pocket expenses.

Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Fund. An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on page 11.

During the six months ended June 30, 2006, the Fund engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $2,780,457 and $9,752,322, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2006.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

	Six months ended June 30, 2006	Year ended December 31, 2005
Shares sold	4,345,845	9,532,675
Shares issued in reinvestment of dividend distributions	192,371	252,061
Less shares redeemed	1,405,360	1,842,378
Net increase in shares outstanding	3,132,856	7,942,358

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2006 were $373,032,927 and $328,946,786, respectively.

8.  Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust, are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Wanger International Small Cap 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit").The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, all of the parties to the MDL Action executed a letter settlement agreement intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market that Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the six months ended June 30, 2006, CMG has assumed $2,620 in consulting services and legal fees incurred by the Fund in connection with these matters.

Wanger International Small Cap 2006 Semiannual Report

[Excerpts from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

2006

Wanger International Small Cap 2006 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [WAT Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; and (4) custodial expenses incurred to hold the securities purchased by the Funds.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the WAT Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 25, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the WAT Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints as they relate to the larger Columbia Acorn Fund complex managed by CWAM. The adviser's capacity to manage increasing assets is an issue posed by the size of the Columbia Acorn Fund, but impacts the domestic WAT Funds as well. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

Wanger International Small Cap 2006 Semiannual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

Since the 2005 Evaluation was issued, the Board has considered the recommendations and conclusions of that Report. In connection with the July 2005 contract renewal, the Board added a breakpoint of 10 basis points for Wanger International Small Cap for assets in excess of $500 million. Since that fund now has assets of $1.2 billion, management fees were reduced as a result. The Board has also gathered data on payments made by CWAM to insurance company partners as part of the Board's on-going consideration of whether to institute Rule 12b-1 fees for the WAT Funds. Finally, it has gathered and considered data from CWAM regarding its capacity to invest fund assets effectively.

This Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

Finally, it should be noted that in June 2006, the WAT and Columbia Acorn Boards agreed in principle to merge, subject to appropriate shareholder approval. In view of this development, the WAT Trustees are considering the extension of the existing advisory contract for an interim period that would facilitate a review of the agreement by the combined board following the proposed merger for the remainder of the renewal period (through July 2007). Regardless of how the WAT Trustees ultimately choose to proceed in this respect, this Report provides the WAT Board with sufficient information to make an informed decision at this time regarding the advisory contract.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Wanger US Smaller Companies and Wanger Select both rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic Funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for the domestic funds are below their peers and hence less favorable to shareholders than competitors' funds. The international Funds fare much better, but the Morningstar and Lipper rankings diverge sharply.

3.  Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets under management increase. They are, however, only partially reflected in the management fee schedule for the Funds. If the WAT Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

Wanger International Small Cap 2006 Semiannual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

  a.  Capacity. CWAM's assets under management have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of the international funds.

3.  Continue to monitor CWAM's capacity limitations to insure that CWAM's expanding assets under management do not impair investment performance.

4.  Consider unbundling of advisory and administrative fees.

5.  Continue their consideration of whether to implement a plan under Rule 12b-1.

Robert P. Scales
July 24, 2006

Wanger International Select 2006 Semiannual Report

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Wanger International Small Cap 2006 Semiannual Report

Wanger Advisors Trust

Trustees

Patricia H. Werhane, Chairperson

Jerome L. Duffy

Kathryn A. Krueger, M.D.

Ralph Wanger

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Treasurer and Secretary

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Michelle H. Rhee
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Senior Vice President and General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, Massachusetts

02266-8081

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts

02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

1-888-4-WANGER

(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLC

Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the Fund's proxy voting policies and procedures is available (i) on the Fund's website, www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available from the SEC's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

Wanger Advisors Trust

SHC-44/111956-0606 06/27479

Wanger Select

2006 Semiannual Report

  Wanger Select

  2006 Semiannual Report

1	Understanding Your Expenses

2	Understanding Our Investment Style

4	Performance Review

6	Statement of Investments

8	Statement of Assets and Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Financial Highlights

11	Notes to Financial Statements

14	Management Fee Evaluation of the Senior Officer

20	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small-cap equity managers in the United States with more than 30 years of small- and mid-cap investment experience. Columbia WAM manages more than $30 billion in equities and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advises institutional and mutual fund portfolios. Columbia WAM is a SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

For more complete information about our funds, including the Columbia Acorn Funds, our fees, risks associated with investing, or expenses, call 1-888-4-WANGER for a prospectus. Read it carefully before you invest or send money. This report is not an offer of the shares of the Columbia Acorn Fund Family.

The discussion in the report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice and the portfolio managers may alter a fund's portfolio holdings based on these views and the fund's circumstances at that time.

Wanger Select 2006 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing the Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during period,"you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2006 – June 30, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger Select	1,000.00	1,000.00	1,055.09	1,020.13	4.79	4.71	0.94

*For the six months ended June 30, 2006.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger Select 2006 Semiannual Report

Understanding Our Investment Style

Why Small and Mid Caps?

Our mission is simple: Invest in good quality, reasonably priced smaller companies that have growth potential and competitive advantages, and hold on to them. We like small companies because they are generally less complicated. Big companies typically have lots of divisions, while most small companies have one division. An added benefit is that sometimes these small companies are undiscovered, which may mean they are undervalued and a potentially good investment. Managers of small companies tend to focus on customers and are acutely aware of competitors. Small-cap stocks are often exciting businesses run by accessible managers, so in addition to the above virtues, they are fun for us to follow.

Though we like small-caps, we don't force sales of successful stocks simply because they appreciated beyond some arbitrary small-cap definition (other small-cap managers may sell at $2 billion capitalizations, for example). The funds we manage could not make strong gains if we simply sold due to size. We let our winners run.

While style classifications can be helpful, we are not style purists. For example, small-cap stocks have outperformed large caps for more than five years, and we think on average they are no longer cheap based on historical valuation. Our analysts have been finding more value among mid-cap names that have the same attributes we like in small caps.

Why Growth-at-a-Reasonable-Price?

At Columbia Wanger Asset Management, we define growth investing styles using the terms Hard Core Value, Growth-at-a-Reasonable-Price (GARP) and Momentum. These terms help define the different ways that an investor can look for returns.

Hard Core Value investors usually buy very cheap stocks, as measured by comparing the stock valuation to the underlying asset values. While this strategy works for a number of competitors who are very good at it, Hard Core Value is not for us. We believe that too often the stocks are very cheap because the underlying businesses are lousy. Successful investing in Hard Core Value largely depends on predicting (or hastening) events such as takeovers, spinouts or turnarounds. Until such an event occurs the stock may be a diminishing asset.

In implementing our Growth-at-a-Reasonable-Price style, our 21 analysts first search for good, growing businesses. We view what we do as investing in companies rather than stocks, and we try to analyze companies as if we were buying the whole business rather than just a fraction of ownership. We define "good, growing businesses" as companies that have sustainable competitive advantages, fine managements, growing markets, and opportunities for market-share gains. Once we've found a good business that has been growing, we follow the company closely and determine if it sells at what we believe is a "reasonable price."

A stock is at a reasonable price if it sells at (or hopefully below) what we believe is its true value. Most growth companies ("growth stock" is a misnomer) are valued by the market based on price-to-earnings (PE) ratios, and comparisons between growth companies are often based on PE-to-growth (PEG) ratios. While that approach makes theoretical sense, reported earnings are often poor measures of underlying economic profits. For example, the costs of employee stock options were not required to be an accounting expense until 2006, so underlying earnings of many companies were overstated. In other cases, companies may have higher free cash flows than suggested by reported earnings. We ask our analysts to look beyond reported earnings and adjust for many factors when using PE ratios or related dividend discount model valuations. Our analysts also use value discipline techniques, calculating potential sell-out or break-up values, when it is appropriate to do so.

Often we determine that the stock of a good business that has been growing is not selling at a reasonable price. In those cases we wait—and there have been times that we've waited for years. If valuation is borderline, we can purchase an initial small position and later increase the position or sell the stock depending on fundamentals or valuation. Valuation matters because it enables our shareholders to potentially benefit in two ways: (1) from growth of the underlying business and (2) from growth of a valuation multiplier, such as a PE ratio.

The remaining growth style definition is Momentum. Momentum players (I hesitate to say "investors") look for stocks that have been rising, along with fast earnings growth, and preferably earnings estimate increases. Many Momentum players completely ignore valuation. (Economists label luxury goods as those where demand rises when prices increase, so momentum players are the ultimate luxury goods buyers!) Because Momentum players buy at any price when earnings are good and often sell at any price when earnings are disappointing, we often like to sell our winners to them and sometimes buy their losers—at our dream prices. Momentum can work, especially in bubbles, but it's not for us. It's too far from our mission of investing in good businesses and targeting rational returns.

Just as individual stocks can graduate from small to mid to large caps, they can also move from Hard Core Value to Growth-at-a-Reasonable-Price and then to Momentum. We love to buy stocks in companies not yet recognized as growth businesses. If we can find good companies that we believe are

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Wanger Select 2006 Semiannual Report

mistakenly priced at Hard Core Value levels, even better. Often our best performing stocks were those that were undiscovered when we bought them, and as they grew, became investor favorites because of their strong business models. We are often challenged (in a good way) when stocks rise to Momentum valuations. The challenge then becomes when to sell. We try to resist significant selling unless we think fundamentals will deteriorate or valuations are entirely inappropriate vs. fundamentals.

Having a sensible investment style is very useful, but it is not enough for long-term success. Other factors, such as our process and the people who make up our investment team, will be discussed in future columns.

Charles P. McQuaid

President and Chief Investment Officer

Columbia Wanger Asset Management, L.P.

The views expressed in "Understanding Our Investment Style" are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisors Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Wanger Advisors Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Mid- and small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

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Wanger Select 2006 Semiannual Report

Performance Review Wanger Select

Ben Andrews

Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates call 1-888-4-WANGER.

For the semiannual period through June 30, Wanger Select was up 5.51% (without insurance charges), 1.27% greater than its S&P MidCap 400 benchmark and 2.80% greater than the S&P 500's year-to-date gain of 2.71%. The Fund was down 2.08% in the second quarter vs. a 3.14% decline of the S&P MidCap 400 Index.

Focusing on the stocks that drove Wanger Select's performance for the six months, the Fund had one stock that was consistently up and one stock that was consistently down for the half year. The Fund's up stock was Expeditors International of Washington, a freight forwarding company. Expeditors gained more than 66% for the semiannual period and added 1.6% to the Fund's overall portfolio return. On the negative side, Avid Technology cost the Fund approximately 1.6% of overall performance year-to-date. Avid's acquisition of Pinnacle Systems did not initially meet expectations. I recently met with Avid's divisional head of Pinnacle and I also met with an Avid customer. Though it's clear that we put Avid into the Fund too early, our confidence has consistently grown as well as the Fund's share position. We believe Avid is putting the right management and products in place to build on its leading market share in consumer video, broadcast, storage and audio.

We sold out of five existing positions in the six months and purchased two new positions. Three of the sales were made because we believed company fundamentals were beginning to weaken (Coventry Health Care, Associated Banc-Corp and Tektronix). TCF Financial was sold as new competition dampened growth prospects for the bank. IAC/Interactive, a smaller position in the Fund, was sold because we felt it was expensive. Petco Animal Supplies was added because we believe the humanization of pets trend is powerful and the demand is great in this category. Sanmina-SCI, a provider of electronics contract manufacturing services (EMS) was also added during the half year. Columbia WAM owned and sold Sanmina pre-2000 before the EMS industry got overheated. Numerous EMS companies purchased manufacturing assets or other EMS players at ridiculously high prices during the Internet bubble. Sanmina was no exception during this phase; it purchased several companies in 2000 and 2001. Since the acquisitions, Sanmina has struggled to improve its operating margins, but we believe the company is now on track to improve its bottom line.

U.S. stocks began to decline in the weeks following the period end. The main fear is that rising global interest rates could curtail economic growth. The small-cap Russell 2000 Index, which had been up more than 16% early in the second quarter, lost almost all of this gain just following the period end in mid-July. At the end of the third quarter last year, smaller cap stocks were somewhat expensive compared to their larger cap peers. At that point, we were finding better value in larger mid-cap names. In the first few months of this year, small caps got even more expensive before taking the mid-year dive. This recent sell-off has corrected some of the excess and we are now finding some interesting stock ideas to watch among the smaller end of the Fund's investment range. We're not ready to load up on these ideas yet, but we believe that they have a lot of promise and could be drivers of the Fund's portfolio next year. Could the economy slow down in the next few quarters and make some of these ideas less promising? Sure. But it's been our experience that the market usually overreacts to a slowing economy making new investment ideas more attractive.

Wanger Select is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Select's total return and may make the Fund's returns more volatile than a more diversified fund. Wanger Select is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Expeditors International of Washington; 3.8%; Avid Technology, 2.8%; Coventry Health Care, 0.0%; Associated Banc-Corp, 0.0%; Tektronix, 0.0%; TCF Financial, 0.0%; IAC/Interactive, 0.0%; Petco Animal Supplies, 1.4%; Sanmina-SCI, 1.0%.

See next page for index definitions.

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Wanger Select 2006 Semiannual Report

Growth of a $10,000 Investment in
Wanger Select

Total return for each period,
February 1, 1999 (inception date) through June 30, 2006

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2006, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For monthly performance updates, please contact us at 1-888-4-WANGER.

Results to June 30, 2006

	2nd quarter	Year-to-date	1 year
Wanger Select	-2.08%	5.51%	17.55%
S&P MidCap 400	-3.14	4.24	12.98
S&P 500	-1.44	2.71	8.63
Lipper Mid-Cap Growth Index	-4.64	4.40	15.46

NAV as of 6/30/06: $23.05

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid-Cap Growth Index measures the performance of the 30 largest mid-cap growth funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a % of net assets, as of 6/30/06

Consumer Goods & Services	29.4%
Information Group	28.5
Industrial Goods	13.7
Energy/Minerals	11.4
Finance	9.2

Top 10 Holdings

As a % of net assets, as of 6/30/06

1. Tellabs Telecommunications Equipment	6.7%
2. ITT Educational Services Post-secondary Degree Programs	5.5
3. Liberty Global CATV Holding Company	4.7
4. Safeway Supermarkets	4.6
5. UrAsia Energy Uranium Mining in Kazakhstan	4.1
6. Abercrombie & Fitch Teen Apparel Retailer	4.0
7. Expeditors International of Washington International Freight Forwarder	3.8
8. American Tower Communication Towers in USA & Mexico	3.7
9. Harley-Davidson Motorcycles & Related Merchandise	3.1
10. Pride International Offshore Drilling Contractor	3.1

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Wanger Select 2006 Semiannual Report

Wanger Select

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Common Stocks – 94.0%
	Consumer Goods & Services – 29.4%
	Other Consumer Services – 11.7%
115,000	ITT Educational Services (b) Post-secondary Degree Programs	$7,568,150
248,000	Safeway Supermarkets	6,448,000
53,000	Weight Watchers International Weight Loss Programs	2,167,170
		16,183,320
	Retail – 7.9%
100,000	Abercrombie & Fitch Teen Apparel Retailer	5,543,000
60,000	Costco Wholesale Warehouse Superstores	3,427,800
96,000	Petco Animal Supplies (b) Pet Supplies & Services	1,961,280
		10,932,080
	Leisure Products – 4.9%
79,500	Harley-Davidson Motorcycles & Related Merchandise	4,363,755
53,000	International Speedway Largest Motorsports Racetrack Owner & Operator	2,457,610
		6,821,365
	Travel – 2.5%
235,300	Expedia (b) Online Travel Services Company	3,522,441
	Apparel – 2.4%
113,000	Coach (b) Designer & Retailer of Branded Leather Accessories	3,378,700
	Consumer Goods & Services – Total	40,837,906
	Information Group – 28.5%
	Telecommunications Equipment – 6.7%
699,000	Tellabs (b) Telecommunications Equipment	9,303,690
	CATV – 6.7%
316,524	Liberty Global (b) CATV Holding Company	6,591,134

Number of Shares		Value
	CATV – 6.7% (cont)
183,000	Discovery Holding (b) CATV Programming	$2,677,290
		9,268,424
	Business Software – 4.7%
118,000	Avid Technology (b) Digital Nonlinear Editing Software & Systems	3,932,940
394,000	Novell (b) Directory, Operating System & Identity Management Software	2,612,220
		6,545,160
	Mobile Communications – 3.7%
163,500	American Tower (b) Communications Towers in USA & Mexico	5,088,120
	Internet Related – 2.6%
600,000	SkillSoft (b) Web-based Learning Solutions (E-Learning)	3,672,000
	Financial Processors – 1.8%
51,100	SEI Investments Mutual Fund Administration & Investment Management	2,497,768
	Publishing – 1.1%
49,600	Tribune Company Newspapers & TV Stations	1,608,528
	Contract Manufacturing – 1.0%
292,000	Sanmina (b) Backplane & Electronic Manufacturing Services	1,343,200
	Computer Services – 0.2%
86,500	Answerthink (b) IT Integration & Best Practice Research	348,595
	Information Group – Total	39,675,485
	Industrial Goods – 13.7%
	Other Industrial Services – 3.8%
94,000	Expeditors International of Washington International Freight Forwarder	5,264,940
	Outsourcing Services – 2.7%
214,000	Quanta Services (b) Electrical & Telecom Construction Services	3,708,620

See accompanying notes to financial statements.

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Wanger Select 2006 Semiannual Report

Wanger Select

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Steel – 2.5%
169,000	Worthington Industries Steel Processing	$3,540,550
	Waste Management – 2.4%
92,000	Waste Management U.S. Garbage Collection & Disposal	3,300,960
	Industrial Materials – 2.3%
80,000	Mine Safety Appliances Safety Equipment	3,216,000
	Industrial Goods – Total	19,031,070
	Energy/Minerals – 11.4%
	Mining – 6.2%
2,245,000	UrAsia Energy (Canada) (b) Uranium Mining in Kazakhstan	5,631,103
35,000	Potash (Canada) World's Largest Producer of Potash	3,008,950
		8,640,053
	Oil Services – 5.2%
138,000	Pride International (b) Offshore Drilling Contractor	4,309,740
43,000	FMC Technologies (b) Oil & Gas Well Head Manufacturer	2,900,780
		7,210,520
	Energy/Minerals – Total	15,850,573
	Finance – 9.2%
	Money Management – 5.1%
227,500	Janus Capital Group Manages Mutual Funds	4,072,250
69,500	Nuveen Investments Specialty Mutual Funds	2,991,975
		7,064,225
	Insurance – 4.1%
129,900	Conseco (b) Life, Long Term Care & Medical Supplement Insurance	3,000,690

Number of Shares or Principal Amount		Value
	Insurance – 4.1% (cont)
7,900	Markel (b) Specialty Insurance	$2,741,300
		5,741,990
	Finance – Total	12,806,215
	Health Care – 1.8%
	Healthcare Services – 1.8%
65,000	Lincare Holdings (b) Home Healthcare Services	2,459,600
	Health Care – Total	2,459,600
	Total Common Stocks (Cost: $104,142,477) – 94.0%	130,660,849
Short-Term Obligation – 3.6%
$4,944,000	Repurchase Agreement with State Street Bank & Trust dated 06/30/06, due 07/03/06 at 4.93% collateralized by a Federal Home Loan Bank Note, maturing 05/22/08 market value $5,045,000 (repurchase proceeds: $4,946,031)	4,944,000
	(Cost: $4,944,000)	4,944,000
	Total Investments (Cost: $109,086,477) – 97.6% (a)	135,604,849
	Cash and Other Assets Less Liabilities – 2.4%	3,334,849
	Total Net Assets – 100%	$138,939,698

Notes to Statement of Investments:

(a)  At June 30, 2006, cost for federal income tax purposes is $109,086,477. The net unrealized appreciation was $26,518,372 consisting of gross unrealized appreciation of $30,661,062 and gross unrealized depreciation of $4,142,690.

(b)  Non-income producing security

At June 30, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Consumer Goods & Services	29.4%
Information Group	28.5
Industrial Goods	13.7
Energy/Minerals	11.4
Finance	9.2
Health Care	1.8
Short-Term Obligations	3.6
Cash and Other Assets Less Liabilities	2.4
100.0%

See accompanying notes to financial statements.

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Wanger Select 2006 Semiannual Report

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

Assets:
Investments, at cost	$109,086,477
Investments, at value	$135,604,849
Cash	72
Receivable for:
Investments sold	3,246,811
Fund shares sold	292,648
Interest	677
Dividends	23,535
Other assets	397
Total Assets	139,168,989
Liabilities:
Payable to custodian bank	33
Payable for:
Investments purchased	16,000
Fund shares repurchased	84,292
Investment advisory fee	93,658
Transfer agent fee	39
Trustees' fees	372
Audit fee	13,828
Reports to shareholders	21,069
Total Liabilities	229,291
Net Assets	$138,939,698
Composition of Net Assets:
Paid-in capital	$110,629,104
Accumulated net investment loss	(745,523)
Accumulated net realized gain	2,537,745
Net unrealized appreciation investments	26,518,372
Net Assets	$138,939,698
Fund Shares outstanding	6,027,973
Net asset value, offering price and redemption price per share	$23.05

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend Income	$376,063
Interest income	117,052
Total Investment Income	493,115
Expenses:
Investment advisory fee	534,548
Transfer agent fee	125
Trustees' fees	4,983
Custody fee	4,515
Chief compliance officer expenses (See Note 4)	1,547
Non-recurring costs (See note 8)	284
Other expenses	42,468
Total Expenses	588,470
Non-recurring costs assumed by Investment Adviser (See Note 8)	(284)
Custody earnings credit	(1,022)
Net Expenses	587,164
Net Investment Loss	(94,049)
Net Realized and Unrealized Gain (Loss) on Portfolio Positions and Foreign Currency:
Net realized gain (loss) on:
Investments	2,546,934
Foreign currency transactions	(1,939)
Net realized gain	2,544,995
Net change in unrealized appreciation on investments	2,945,135
Net Gain	5,490,130
Net Increase in Net Assets from Operations	$5,396,081

See accompanying notes to financial statements.

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Wanger Select 2006 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six months ended June 30, 2006	Year ended December 31, 2005
From Operations:
Net investment loss	$(94,049)	$(174,644)
Net realized gain on investments and foreign currency transactions	2,544,995	3,974,336
Net change in unrealized appreciation on investments	2,945,135	5,887,592
Net Increase in Net Assets from Operations	5,396,081	9,687,284
Distributions Declared to Shareholders:
From net investment income	(466,512)	—
From net realized gains	(3,873,384)	(5,786,576)
Total Distributions Declared to Shareholders	(4,339,896)	(5,786,576)
Share Transactions:
Subscriptions	42,100,605	25,483,902
Distributions reinvested	4,339,896	5,786,576
Redemptions	(11,230,679)	(14,962,504)
Net Increase from Share Transactions	35,209,822	16,307,974
Total Increase in Net Assets	36,266,007	20,208,682
Net Assets:
Beginning of period	102,673,691	82,465,009
End of period	$138,939,698	$102,673,691
Accumulated Net Investment Loss	$(745,523)	$(184,962)

See accompanying notes to financial statements.

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Wanger Select 2006 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ened December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$22.66		$22.11		$18.55	$14.19	$15.36	$14.08
Income from Investment Operations:
Net investment loss (a)	(0.02)		(0.04)		(0.10)	(0.11)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments	1.25		2.12		3.68	4.47	(1.08)	1.33
Total from Investment Operations	1.23		2.08		3.58	4.36	(1.17)	1.28
Less Distributions Declared to Shareholders:
From net investment income	(0.09)		—		—	—	—	—
From net realized capital gains	(0.75)		(1.53)		(0.02)	—	—	—
Total Distributions Declared to Shareholders	(0.84)		(1.53)		(0.02)	—	—	—
Net Asset Value, End of Period	$23.05		$22.66		$22.11	$18.55	$14.19	$15.36
Total Return (b)	5.51	%(c)	10.49	%(d)	19.31%	30.73%	(7.62)%	9.09%
Ratios to Average Net Assets:
Expenses (e)	0.94	%(f)	0.96%		1.10%	1.15%	1.18%	1.33%
Net investment loss (e)	(0.15	)%(f)	(0.20)%		(0.49)%	(0.65)%	(0.62)%	(0.34)%
Waiver	—		0.02%		—	—	—	—
Portfolio turnover rate	13	%(c)	26%		36%	21%	45%	76%
Net assets, end of period (000's)	$138,940		$102,674		$82,465	$52,112	$26,124	$21,429

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

See accompanying notes to financial statements.

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Wanger Select 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

December 31, 2005
Distributions paid from:
Ordinary Income*	$557,324
Long-Term Capital Gain	5,229,252

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management Group, Inc. ("CM"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of each Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.85% of average daily net assets.

The investment advisory agreement also provides that through April 30, 2007 Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 1.35% of average daily net assets. There was no reimbursement for the six months ended June 30, 2006.

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Wanger Select 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

Certain officers and trustees of the Trust are also officers of Columbia WAM. On June 7, 2006, the board of trustees of Wanger Advisors Trust nominated for election as trustees to the Wanger Advisors Trust board 11 individuals (each a "Nominee" and collectively the "Nominees"). Two of the Nominees are currently trustees of the Trust and the remaining nine Nominees are currently trustees of the Columbia Acorn Trust. A special meeting of the shareholders has been scheduled for September 11, 2006 to vote on the election of the Nominees. Notice of the special meeting, a proxy statement and a proxy card has been mailed to all shareholders of record as of the close of business on July 14, 2006. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the six months ended June 30, 2006, the Fund paid $4,983 to trustees not affiliated with Columbia WAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.), a wholly-owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), a wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. During the period covered by this report, the Transfer Agent has voluntarily waived its right to reimbursement for certain out-of-pocket expenses.

Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Fund.

During the six months ended June 30, 2006, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $20,440, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annual equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2006.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

	Six months ended June 30, 2006	Year ended December 31, 2005
Shares sold	1,785,693	1,226,585
Shares issued in reinvestment of dividend distributions	191,438	294,782
Less shares redeemed	479,500	720,738
Net increase in shares outstanding	1,497,631	800,629

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2006 were $44,507,625 and $15,437,785.

8.  Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust, are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, all of the parties to the MDL Action executed a letter settlement agreement intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market that Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available

12

Wanger Select 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the six months ended June 30, 2006, CM has assumed $284 in consulting services and legal fees incurred by the Fund in connection with these matters.

13

Wanger Select 2006 Semiannual Report

[Excerpts from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

2006

14

Wanger Select 2006 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [WAT Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; and (4) custodial expenses incurred to hold the securities purchased by the Funds.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)   Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the WAT Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 25, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the WAT Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints as they relate to the larger Columbia Acorn Fund complex managed by CWAM. The adviser's capacity to manage increasing assets is an issue posed by the size of the Columbia Acorn Fund, but impacts the domestic WAT Funds as well. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

15

Wanger Select 2006 Semiannual Report

Since the 2005 Evaluation was issued, the Board has considered the recommendations and conclusions of that Report. In connection with the July 2005 contract renewal, the Board added a breakpoint of 10 basis points for Wanger International Small Cap for assets in excess of $500 million. Since that fund now has assets of $1.2 billion, management fees were reduced as a result. The Board has also gathered data on payments made by CWAM to insurance company partners as part of the Board's on-going consideration of whether to institute Rule 12b-1 fees for the WAT Funds. Finally, it has gathered and considered data from CWAM regarding its capacity to invest fund assets effectively.

This Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

Finally, it should be noted that in June 2006, the WAT and Columbia Acorn Boards agreed in principle to merge, subject to appropriate shareholder approval. In view of this development, the WAT Trustees are considering the extension of the existing advisory contract for an interim period that would facilitate a review of the agreement by the combined board following the proposed merger for the remainder of the renewal period (through July 2007). Regardless of how the WAT Trustees ultimately choose to proceed in this respect, this Report provides the WAT Board with sufficient information to make an informed decision at this time regarding the advisory contract.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Wanger US Smaller Companies and Wanger Select both rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic Funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for the domestic funds are below their peers and hence less favorable to shareholders than competitors' funds. The international Funds fare much better, but the Morningstar and Lipper rankings diverge sharply.

3.  Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets under management increase. They are, however, only partially reflected in the management fee schedule for the Funds. If the WAT Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

  a.  Capacity. CWAM's assets under management have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

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Wanger Select 2006 Semiannual Report

In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of the international funds.

3.  Continue to monitor CWAM's capacity limitations to insure that CWAM's expanding assets under management do not impair investment performance.

4.  Consider unbundling of advisory and administrative fees.

5.  Continue their consideration of whether to implement a plan under Rule 12b-1.

Robert P. Scales
July 24, 2006

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Wanger Select 2006 Semiannual Report

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Wanger Select 2006 Semiannual Report

Wanger Advisors Trust

Trustees

Patricia H. Werhane, Chairperson
Jerome L. Duffy
Kathryn A. Krueger, M.D.
Ralph Wanger

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Treasurer and Secretary

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Michelle H. Rhee
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Senior Vice President and General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, Massachusetts

02266-8081

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts

02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

1-888-4-WANGER

(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLC

Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the Fund's proxy voting policies and procedures is available (i) on the Fund's website, www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available from the SEC's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

20

Wanger Advisors Trust

SHC-44/111957-0606 06/27378

Wanger International Select

2006 Semiannual Report

  Wanger International Select

  2006 Semiannual Report

1	Understanding Your Expenses

2	Understanding Our Investment Style

4	Performance Review

6	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

15	Management Fee Evaluation of the Senior Officer

20	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small-cap equity managers in the United States with more than 30 years of small- and mid-cap investment experience. Columbia WAM manages more than $30 billion in equities and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advises institutional and mutual fund portfolios. Columbia WAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

For more complete information about our funds, including the Columbia Acorn Funds, our fees, risks associated with investing, or expenses, call 1-888-4-WANGER for a prospectus. Read it carefully before you invest or send money. This report is not an offer of the shares of the Columbia Acorn Fund Family.

The discussion in the report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice and the portfolio managers may alter a fund's portfolio holdings based on these views and the fund's circumstances at that time.

Wanger International Select 2006 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing the Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2006 – June 30, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Select	1,000.00	1,000.00	1,120.40	1,018.70	6.47	6.16	1.23

*For the six months ended June 30, 2006.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Select 2006 Semiannual Report

Understanding Our Investment Style

Why Small and Mid Caps?

Our mission is simple: Invest in good quality, reasonably priced smaller companies that have growth potential and competitive advantages, and hold on to them. We like small companies because they are generally less complicated. Big companies typically have lots of divisions, while most small companies have one division. An added benefit is that sometimes these small companies are undiscovered, which may mean they are undervalued and a potentially good investment. Managers of small companies tend to focus on customers and are acutely aware of competitors. Small-cap stocks are often exciting businesses run by accessible managers, so in addition to the above virtues, they are fun for us to follow.

Though we like small-caps, we don't force sales of successful stocks simply because they appreciated beyond some arbitrary small-cap definition (other small-cap managers may sell at $2 billion capitalizations, for example). The funds we manage could not make strong gains if we simply sold due to size. We let our winners run.

While style classifications can be helpful, we are not style purists. For example, small-cap stocks have outperformed large caps for more than five years, and we think on average they are no longer cheap based on historical valuation. Our analysts have been finding more value among mid-cap names that have the same attributes we like in small caps.

Why Growth-at-a-Reasonable-Price?

At Columbia Wanger Asset Management, we define growth investing styles using the terms Hard Core Value, Growth-at-a-Reasonable-Price (GARP) and Momentum. These terms help define the different ways that an investor can look for returns.

Hard Core Value investors usually buy very cheap stocks, as measured by comparing the stock valuation to the underlying asset values. While this strategy works for a number of competitors who are very good at it, Hard Core Value is not for us. We believe that too often the stocks are very cheap because the underlying businesses are lousy. Successful investing in Hard Core Value largely depends on predicting (or hastening) events such as takeovers, spinouts or turnarounds. Until such an event occurs the stock may be a diminishing asset.

In implementing our Growth-at-a-Reasonable-Price style, our 21 analysts first search for good, growing businesses. We view what we do as investing in companies rather than stocks, and we try to analyze companies as if we were buying the whole business rather than just a fraction of ownership. We define "good, growing businesses" as companies that have sustainable competitive advantages, fine managements, growing markets, and opportunities for market-share gains. Once we've found a good business that has been growing, we follow the company closely and determine if it sells at what we believe is a "reasonable price."

A stock is at a reasonable price if it sells at (or hopefully below) what we believe is its true value. Most growth companies ("growth stock" is a misnomer) are valued by the market based on price-to-earnings (PE) ratios, and comparisons between growth companies are often based on PE-to-growth (PEG) ratios. While that approach makes theoretical sense, reported earnings are often poor measures of underlying economic profits. For example, the costs of employee stock options were not required to be an accounting expense until 2006, so underlying earnings of many companies were overstated. In other cases, companies may have higher free cash flows than suggested by reported earnings. We ask our analysts to look beyond reported earnings and adjust for many factors when using PE ratios or related dividend discount model valuations. Our analysts also use value discipline techniques, calculating potential sell-out or break-up values, when it is appropriate to do so.

Often we determine that the stock of a good business that has been growing is not selling at a reasonable price. In those cases we wait—and there have been times that we've waited for years. If valuation is borderline, we can purchase an initial small position and later increase the position or sell the stock depending on fundamentals or valuation. Valuation matters because it enables our shareholders to potentially benefit in two ways: (1) from growth of the underlying business and (2) from growth of a valuation multiplier, such as a PE ratio.

The remaining growth style definition is Momentum. Momentum players (I hesitate to say "investors") look for stocks that have been rising, along with fast earnings growth, and preferably earnings estimate increases. Many Momentum players completely ignore valuation. (Economists label luxury goods as those where demand rises when prices increase, so momentum players are the ultimate luxury goods buyers!) Because Momentum players buy at any price when earnings are good and often sell at any price when earnings are disappointing, we often like to sell our winners to them and sometimes buy their losers—at our dream prices. Momentum can work, especially in bubbles, but it's not for us. It's too far from our mission of investing in good businesses and targeting rational returns.

Just as individual stocks can graduate from small to mid to large caps, they can also move from Hard Core Value to Growth-at-a-Reasonable-Price and then to Momentum. We love to buy stocks in companies not yet recognized as growth businesses. If we can find good companies that we believe are

2

Wanger International Select 2006 Semiannual Report

mistakenly priced at Hard Core Value levels, even better. Often our best performing stocks were those that were undiscovered when we bought them, and as they grew, became investor favorites because of their strong business models. We are often challenged (in a good way) when stocks rise to Momentum valuations. The challenge then becomes when to sell. We try to resist significant selling unless we think fundamentals will deteriorate or valuations are entirely inappropriate vs. fundamentals.

Having a sensible investment style is very useful, but it is not enough for long-term success. Other factors, such as our process and the people who make up our investment team, will be discussed in future columns.

Charles P. McQuaid

President and Chief Investment Officer

Columbia Wanger Asset Management, L.P.

The views expressed in "Understanding Our Investment Style" are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisors Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Wanger Advisors Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Mid- and small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

3

Wanger International Select 2006 Semiannual Report

Performance Review Wanger International Select

Christopher J. Olson

Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates call 1-888-4-WANGER.

Wanger International Select ended the six-month period up 12.04% (without insurance charges), outperforming the 10.29% gain of the S&P/Citigroup World ex-US Cap Range $2-10B Index.

Strong contributors to performance in the period included Sweden's Gambro, a producer of renal and blood-care products. The stock increased 43% in 2006 before it was acquired by Swedish investment companies Investor AB and EQT in June. Hong Kong Exchanges and Clearing, the Hong Kong equities and derivatives operator and a major holding in the Fund, was up more than 56% for the semiannual period as it continued to benefit from growing trading volumes and new stock listings from China. Geberit, a Swiss manufacturer of plumbing supplies, gained 48% in the first half of the year thanks to improving demand in its key German market. C&C Group, an Irish beverage and snack company, was added to the Fund in the first quarter and was among its top five contributors for the half year with a 25% gain. The company has made significant inroads into the UK alcoholic beverage market with its hard cider offering that is so popular in Ireland. After an impressive run and another 53% gain in the period, we opted to sell the Fund's position in Argentine seamless tube manufacturer Tenaris as we looked to rotate into other energy-related ideas.

Most laggards for the six months had one thing in common: Japan. After a strong Japan rally in the fourth quarter of 2005, corporate governance issues at a few small firms roiled the local markets and contributed to a general sell-off in the first half of 2006. Jupiter Telecommunications, the largest cable service provider in Japan, was off 13% as higher costs and taxes held back earnings growth. Fund manager Sparx Asset Management fell 31% in Wanger International Select despite significant earnings upgrades and increases in assets under management. Aeon Mall, a suburban shopping mall developer and operator, fell 12%. Outside of Japan, France's SES Global, a provider of satellite broadcasting services, fell 17% in the first half of 2006 due to higher than expected start-up costs for new activities.

While increasing interest rates, higher oil prices and geopolitical concerns have all contributed to rising volatility in the equity markets, earnings for companies in Wanger International Select's portfolio have generally come in as expected or on the higher side of expectations. As a result, we are seeing more value emerging due to the recent drop in the market. However, things can quickly change and we will continue to monitor the fundamental outlook for the Fund's holdings closely.

Wanger International Select is a diversified fund that invests in the stocks of medium- to larger-size companies with market capitalizations of $2 to $25 billion at the time of initial purchase. Prior to 2/1/02, Wanger International Select was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on Wanger International Select's total return and may make the Fund's returns more volatile than a more diversified international fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Gambro, 0.0%; Hong Kong Exchanges and Clearing, 3.6%; Geberit, 2.5%; C&C Group, 3.7%; Tenaris, 0.0%; Jupiter Telecommunications, 3.5%; Sparx Asset Management, 1.5%; Aeon Mall, 2.3%; SES Global, 2.4%.

See next page for index definitions.

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Wanger International Select 2006 Semiannual Report

Growth of a $10,000 Investment in
Wanger International Select

Total return for each period,
February 1, 1999 (inception date) through June 30, 2006

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through June 30, 2006, to the S&P/Citigroup World ex-US Cap Range $2-10B Index, with dividends and capital gains reinvested. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For monthly performance updates, please contact us at 1-888-4-WANGER.

Results to June 30, 2006

	2nd quarter	Year-to-date	1 year
Wanger International Select	-0.09%	12.04%	29.75%
S&P/Citigroup World ex-US Cap Range $2-10B	-0.61	10.29	31.69
MSCI EAFE	0.70	10.16	26.56
Lipper International Funds Index	-0.52	9.30	27.26

NAV as of 6/30/06: $21.93

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

The S&P/Citigroup World ex-U.S. Cap Range $2-10B is a subset of the broad market, selected by the index sponsor, representing the mid-cap developed market, excluding the United States. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Funds Index is made up of the 30 largest non-U.S. funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a % of net assets, as of 6/30/06

Japan	26.1%
Ireland	16.9
Switzerland	10.8
France	8.5
Canada	7.4

Top 10 Holdings

As a % of net assets, as of 6/30/06

1. Bank of Ireland Irish Commercial Bank – Ireland	4.9%
2. Daito Trust Construction Apartment Builder – Japan	3.8
3. C&C Group Beverage Company – Ireland	3.7
4. IAWS Baked Goods – Ireland	3.7
5. Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Operator – Hong Kong	3.6
6. Jupiter Telecommunications Cable Service Provider in Japan – Japan	3.6
7. Anglo Irish Bank Small Business & Middle Market Banking – Ireland	3.5
8. Northern Rock Lowest Cost Mortgage Bank in UK – United Kingdom	3.2
9. Synthes Products for Orthopedic Surgery – Switzerland	3.1
10. Hoya Opto-electrical Components & Eyeglass Lenses – Japan	3.1

5

Wanger International Select 2006 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Common Stocks – 99.4%
	Europe – 57.8%
	Ireland – 16.9%
140,000	Bank of Ireland Irish Commercial Bank	$2,506,105
220,000	C&C Group Beverage Company	1,910,632
107,000	IAWS Group Baked Goods	1,886,538
115,000	Anglo Irish Bank Small Business & Middle Market Banking	1,791,891
50,000	Grafton Group Builders Materials Wholesaling & Do-it-yourself Retailing	629,380
		8,724,546
	Switzerland – 10.8%
13,400	Synthes Products for Orthopedic Surgery	1,614,470
19,500	Kuehne & Nagel Freight Forwarding/Logistics	1,419,541
1,100	Geberit Plumbing Supplies	1,270,934
3,750	Swatch Group Watch & Electronics Manufacturer	632,555
10,300	Schindler Holding Elevator Manufacturer & Service Provider	533,356
1,100	BKW Energie Electric Utility	96,314
		5,567,170
	France – 8.5%
11,400	Neopost Postage Meter Machines	1,297,748
88,100	SES Global Satellite Broadcasting Services	1,254,934
11,000	Essilor International Eyeglass Lenses	1,106,115
9,000	Imerys Industrial Minerals Producer	719,088
		4,377,885
	Germany – 6.6%
94,000	Depfa Bank Investment Banker to Public Authorities	1,558,243

Number of Shares		Value
	Germany – 6.6% (cont)
1,500	Porsche Specialty Automobile Manufacturer	$1,447,434
3,100	Deutsche Boerse Trading, Clearing, Settlement Services for Financial Markets	421,499
		3,427,176
	Sweden – 3.4%
115,000	Tele2 European Mobile Operator & Services Reseller	1,160,442
16,000	Hexagon Measurement Equipment & Polymers	582,471
		1,742,913
	United Kingdom – 3.2%
90,000	Northern Rock Lowest Cost Mortgage Bank in UK	1,662,231
	Denmark – 2.9%
21,900	Novozymes Industrial Enzymes	1,476,024
	Spain – 2.7%
41,000	Red Electrica Spanish Power Grid	1,413,765
	Czech Republic – 1.9%
6,600	Komercni Banka Leading Czech Universal Bank	965,667
	Netherlands – 0.9%
6,000	USG People Temporary Staffing Services	459,269
	Europe – Total	29,816,646
	Asia – 30.6%
	Japan – 26.1%
35,000	Daito Trust Construction Apartment Builder	1,946,037
2,650	Jupiter Telecommunications (b) Cable Service Provider in Japan	1,837,039
45,000	Hoya Opto-Electrical Components & Eyeglass Lenses	1,608,719
28,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	1,175,050
135,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	1,080,220

See accompanying notes to financial statements.

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Wanger International Select 2006 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2006

Number of Shares		Value
	Japan – 26.1% (cont)
220	Kenedix Real Estate Investment Management	$952,672
37,000	JSR Films & Chemicals for LCD Screens & Electronics	939,017
13,700	USS Used Car Auctioneer	907,022
40,000	Ushio Industrial Light Sources	847,023
750	Sparx Asset Management Fund Management	783,867
110,000	Hiroshima Bank Regional Bank	672,322
18,000	Ito En Bottled Tea & Other Beverages	660,335
2,600	Shimano Bicycle Components & Fishing Tackle	79,688
		13,489,011
	Hong Kong – 3.6%
290,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	1,863,865
	Singapore – 0.9%
500,000	Comfort Del Gro Taxi & Mass Transit Service	481,891
	Asia – Total	15,834,767
	Other Countries – 11.0%
	Canada – 7.4%
15,700	Potash World's Largest Producer of Potash	1,349,729
36,000	Alliance Atlantis Communication (b) CATV Channels, TV/Movie Production/Distribution	1,054,555
47,400	RONA (b) Leading Canadian DIY Retailer	851,357
50,000	Kinross Gold (b) Gold Mining	545,104
		3,800,745
	United States – 2.5%
26,300	Atwood Oceanics (b) Contract Drilling	1,304,480

Number of Shares or Principal Amount		Value
	South Africa – 1.1%
3,000	Impala Platinum Holdings Platinum Group Metals Mining & Refining	$551,420
	Other Countries – Total	5,656,645
	Total Common Stocks (Cost: $39,912,074) – 99.4%	51,308,058
Short-Term Obligation – 0.7%
373,000	Repurchase Agreement with State Street Bank & Trust dated 06/30/06, due 07/03/06 at 4.93% collateralized by a Federal Home Loan Bank Note, maturing 12/12/08 market value $384,150 (repurchase proceeds: $373,153)	373,000
	(Cost: $373,000)	373,000
	Total Investments (Cost: $40,285,074) – 100.1% (a) (c)	51,681,058
	Cash and Other Assets Less Liabilities – (0.1%)	(51,011)
	Total Net Assets – 100.0%	$51,630,047

Notes to Statements of Investments:

(a)  At June 30, 2006, cost for federal income tax purposes is $40,285,074. The net unrealized appreciation was $11,395,984 consisting of gross unrealized appreciation of $13,005,364 and gross unrealized depreciation of $1,609,380.

(b)  Non-income producing security.

(c)  On June 30, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro Dollars	$18,402,641	35.6%
Japanese Yen	13,489,011	26.1
Swiss Francs	5,567,170	10.8
US Dollars	3,027,209	5.9
Other currencies less than 5% of total net assets	11,195,027	21.7%
	$51,681,058	100.1%

See accompanying notes to financial statements.

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Wanger International Select 2006 Semiannual Report

Wanger International Select

Portfolio Diversification (Unaudited) June 30, 2006

At June 30, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value	Percent
Industrial Goods/Services
Speciality Chemicals	$3,495,261	6.8%
Construction	3,216,970	6.2
Other Industrial Services	1,952,897	3.8
Machinery	1,297,748	2.5
Electrical Components	847,023	1.6
Industrial Materials	719,088	1.4
Industrial Distribution	629,380	1.2
Conglomerates	582,471	1.1
Outsourcing & Training Services	459,269	0.9
	13,200,107	25.5
Finance
Other Finance Companies	9,156,458	17.8
Money Management	783,867	1.5
	9,940,325	19.3
Consumer Goods/Services
Beverage	2,570,967	4.9
Durables Goods	2,159,677	4.2
Retail	2,026,407	3.9
Food	1,886,538	3.7
Consumer Goods Distribution	907,022	1.8
	9,550,611	18.5

	Value	Percent
Information Technology
Financial Processors	$2,285,364	4.4%
Cable Television	1,837,039	3.6
Computer Hardware & Related Equipment	1,608,719	3.1
Satellite Broadcasting	1,254,934	2.5
Telephone Services	1,160,442	2.2
Television Programming	1,054,555	2.0
	9,201,053	17.8
Energy/Minerals
Mining	2,446,252	4.8
Oil Services	1,304,480	2.5
	3,750,732	7.3
Other Industries
Regulated Utilities	1,510,079	2.9
Real Estate	952,672	1.9
Transportation	481,894	0.9
	2,944,645	5.7
HealthCare
Medical Equipment	2,720,585	5.3
Total Common Stocks	51,308,058	99.4
Short-Term Obligations	373,000	0.7
Total Investments	51,681,058	100.1
Cash and Other Assets Less Liabilities	(51,011)	(0.1)
Net Assets	$51,630,047	100.0%

See accompanying notes to financial statements.

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Wanger International Select 2006 Semiannual Report

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

Assets:
Investments, at cost	$40,285,074
Investments, at value	$51,681,058
Cash	93
Foreign currency (cost of $93,712)	95,015
Receivable for:
Investments sold	161,057
Fund shares sold	4,568
Interest	51
Dividends	97,778
Foreign tax reclaims	18,309
Total Assets	52,057,929
Liabilities:
Payable for:
Investments purchased	144,081
Fund shares repurchased	199,621
Investment advisory fee	41,731
Transfer agent fee	11
Trustees' fees	662
Custody fee	7,415
Other Liabilities	34,361
Total Liabilities	427,882
Net Assets	$51,630,047
Composition of Net Assets:
Paid-in capital	$35,317,126
Overdistributed net investment income	(188,328)
Accumulated net realized gain	5,102,100
Net unrealized appreciation (depreciation) on:
Investments	11,395,984
Foreign currency translations	3,165
Net Assets	$51,630,047
Fund Shares outstanding	2,353,938
Net asset value, offering price and redemption price per share	$21.93

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income (net of foreign taxes of $49,766)	$554,337
Interest income	49,737
Total Investment Income	604,074
Expenses:
Investment advisory fee	268,215
Transfer agent fee	72
Trustees' fees	2,659
Custody fee	23,273
Chief compliance officer expenses (See Note 4)	709
Non-recurring costs (See Note 8)	122
Other expenses	38,328
Total Expenses	333,378
Non-recurring costs assumed by Investment Adviser (See Note 8)	(122)
Custody earnings credit	(448)
Net Expenses	332,808
Net Investment Income	271,266
Net Realized and Unrealized Gain (Loss) on Portfolio Positions and Foreign Currency:
Net realized gain (loss) on:
Investments	6,106,115
Foreign currency transactions	(10,245)
Net realized gain	6,095,870
Net change in unrealized appreciation (depreciation) on:
Investments	(567,991)
Foreign currency translations	4,780
Net change in unrealized depreciation	(563,211)
Net Gain	5,532,659
Net Increase in Net Assets from Operations	$5,803,925

See accompanying notes to financial statements.

9

Wanger International Select 2006 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2006	Year Ended December 31, 2005
From Operations:
Net investment income	$271,266	$299,187
Net realized gain on investments and foreign currency transactions	6,095,870	3,589,539
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(563,211)	2,219,669
Net Increase in Net Assets from Operations	5,803,925	6,108,395
Distributions Declared to Shareholders:
From net investment income	(154,737)	(770,742)
Total Distributions Declared to Shareholders	(154,737)	(770,742)
Share Transactions:
Subscriptions	13,641,854	12,185,603
Distributions reinvested	154,737	770,742
Redemptions	(11,842,007)	(9,499,381)
Net Increase from Share Transactions	1,954,584	3,456,964
Total Increase in Net Assets	7,603,772	8,794,617
Net Assets:
Beginning of period	44,026,275	35,231,658
End of period	$51,630,047	$44,026,275
Overdistributed Net Investment Income	$(188,328)	$(304,857)

See accompanying notes to financial statements.

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Wanger International Select 2006 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004	2003		2002		2001
Net Asset Value, Beginning of Period	$19.63		$17.19		$13.87	$9.86		$11.64		$17.29
Income from Investment Operations:
Net investment income (loss) (a)	0.11		0.13		0.04	0.04		0.04		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.25		2.66		3.33	4.01		(1.82)		(4.46)
Total from Investment Operations	2.36		2.79		3.37	4.05		(1.78)		(4.49)
Less Distributions Declared to Shareholders:
From net investment income	(0.06)		(0.35)		(0.05)	(0.04)		—		(0.02)
From net realized capital gains	—		—		—	—		—		(1.14)
Total Distributions Declared to Shareholders	(0.06)		(0.35)		(0.05)	(0.04)		—		(1.16)
Net Asset Value, End of Period	$21.93		$19.63		$17.19	$13.87		$9.86		$11.64
Total Return (b)	12.04	%(c)	16.43	%(d)	24.34%	41.24	%(d)	(15.29	)%(d)	(26.61)%
Ratios to Average Net Assets:
Expenses(e)	1.23	%(f)	1.32%		1.43%	1.45%		1.45%		1.45%
Net investment income (loss)(e)	1.00	%(f)	0.76%		0.29%	0.39%		0.35%		(0.20)%
Waiver/Reimbursement	—		0.00	%(g)	—	0.09%		0.10%		—
Portfolio turnover rate	34	%(c)	48%		71%	59%		113%		72%
Net assets, end of period (000's)	$51,630		$44,026		$35,232	$26,928		$14,083		$15,431

(a)  Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

11

Wanger International Select 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Select (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the repurchase prices including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

December 31, 2005
Distributions paid from:
Ordinary Income*	$770,742

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

12

Wanger International Select 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$11,505
2011	982,004
Total	$993,509

Expired capital loss carryforwards, if any, are recorded as reduction of paid-in capital. Capital loss carryforwards of $3,581,121 were utilized during the year ended December 31, 2005 for the Fund.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly-owned subsidiary of Columbia Management, Inc. ("CM"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.99% of average daily net assets.

The investment advisory agreement also provides that through April 30, 2007 Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 1.45% of average daily net assets. There was no reimbursement for the six months ended June 30, 2006.

Certain officers and trustees of the Trust are also officers of Columbia WAM. On June 7, 2006, the board of trustees of Wanger Advisors Trust nominated for election as trustees to the Wanger Advisors Trust board 11 individuals (each a "Nominee" and collectively the "Nominees"). Two of the Nominees are currently trustees of the Trust and the remaining nine Nominees are currently trustees of the Columbia Acorn Trust. A special meeting of the shareholders has been scheduled for September 11, 2006 to vote on the election of the Nominees. Notice of the special meeting, a proxy statement and a proxy card has been mailed to all shareholders of record as of the close of business on July 14, 2006. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the six months ended June 30, 2006, the Fund paid $2,659 to trustees not affiliated with Columbia WAM.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. During the period covered by this report, the Transfer Agent has voluntarily waived its right to reimbursement for certain out-of-pocket expenses.

Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Fund.

During the six months ended June 30, 2006, the Fund did not engage in any purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annual equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2006.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

	Six months ended June 30, 2006	Year ended December 31, 2005
Shares sold	643,875	688,890
Shares issued in reinvestment of dividend distributions	7,483	43,155
Less shares redeemed	540,590	537,836
Net increase in shares outstanding	110,768	194,209

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2006 were $20,318,607 and $17,526,627.

8. Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust, are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek

13

Wanger International Select 2006 Semiannual Report

Notes to Financial Statements (Unaudited)

recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, all of the parties to the MDL Action executed a letter settlement agreement intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market that Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the six months ended June 30, 2006, CMG has assumed $122 in consulting services and legal fees incurred by the Fund in connection with these matters.

14

Wanger International Select 2006 Semiannual Report

[Excerpts from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

2006

15

Wanger International Select 2006 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [WAT Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; and (4) custodial expenses incurred to hold the securities purchased by the Funds.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the WAT Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 25, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the WAT Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints as they relate to the larger Columbia Acorn Fund complex managed by CWAM. The adviser's capacity to manage increasing assets is an issue posed by the size of the Columbia Acorn Fund, but impacts the domestic WAT Funds as well. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

16

Wanger International Select 2006 Semiannual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

Since the 2005 Evaluation was issued, the Board has considered the recommendations and conclusions of that Report. In connection with the July 2005 contract renewal, the Board added a breakpoint of 10 basis points for Wanger International Small Cap for assets in excess of $500 million. Since that fund now has assets of $1.2 billion, management fees were reduced as a result. The Board has also gathered data on payments made by CWAM to insurance company partners as part of the Board's on-going consideration of whether to institute Rule 12b-1 fees for the WAT Funds. Finally, it has gathered and considered data from CWAM regarding its capacity to invest fund assets effectively.

This Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

Finally, it should be noted that in June 2006, the WAT and Columbia Acorn Boards agreed in principle to merge, subject to appropriate shareholder approval. In view of this development, the WAT Trustees are considering the extension of the existing advisory contract for an interim period that would facilitate a review of the agreement by the combined board following the proposed merger for the remainder of the renewal period (through July 2007). Regardless of how the WAT Trustees ultimately choose to proceed in this respect, this Report provides the WAT Board with sufficient information to make an informed decision at this time regarding the advisory contract.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Wanger US Smaller Companies and Wanger Select both rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic Funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for the domestic funds are below their peers and hence less favorable to shareholders than competitors' funds. The international Funds fare much better, but the Morningstar and Lipper rankings diverge sharply.

3.  Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets under management increase. They are, however, only partially reflected in the management fee schedule for the Funds. If the WAT Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

17

Wanger International Select 2006 Semiannual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

  a.  Capacity. CWAM's assets under management have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of the international funds.

3.  Continue to monitor CWAM's capacity limitations to insure that CWAM's expanding assets under management do not impair investment performance.

4.  Consider unbundling of advisory and administrative fees.

5.  Continue their consideration of whether to implement a plan under Rule 12b-1.

Robert P. Scales
July 24, 2006

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Wanger International Select 2006 Semiannual Report

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19

Wanger International Select 2006 Semiannual Report

Wanger Advisors Trust

Trustees

Patricia H. Werhane, Chairperson

Jerome L. Duffy

Kathryn A. Krueger, M.D.

Ralph Wanger

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Treasurer and Secretary

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Michelle H. Rhee
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Senior Vice President and General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, Massachusetts

02266-8081

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts

02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

1-888-4-WANGER

(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLC

Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the Fund's proxy voting policies and procedures is available (i) on the Fund's website, www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available from the SEC's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

20

Wanger Advisors Trust

SHC-44/111958-0606 06/27266

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/S/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 25, 2006

By (Signature and Title)	/S/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 25, 2006